File No. 811-3700


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [  ]

     Pre-Effective Amendment No.                                       [  ]

     Post-Effective Amendment No. 41                                   [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 42                                                  [  ]


                      (Check appropriate box or boxes.)

                 THE DREYFUS/LAUREL TAX FREE MUNICIPAL FUNDS
               (formerly The Laurel Tax-Free Municipal Funds)
             ___________________________________________________
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                              John E. Pelletier
                                  Secretary
                         The Dreyfus/Laurel Tax-Free
                               Municipal Funds
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

       X   immediately upon filing pursuant to paragraph (b)
     ----

           on     (date)      pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----

           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

           The registrant has previously filed a declaration of indefinite registration of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1995, relating to Massachusetts Tax-Free Money Fund, New York Tax-Free Money Fund and California Tax-Free Money Fund, was filed on August 31, 1995.



              Dreyfus BASIC CA and NY Municipal Money Market Fund

                Cross-Reference Sheet Pursuant to Rule 495(a)
              ________________________________________________________

Items in
Part A of
Form N-1A      Caption                        Prospectus
                                              Caption
 ________      _______                        __________

   1           Cover Page                     Cover Page
                                              Expense Summary

   2           Synopsis                       Expense Summary

   3           Condensed Financial            Financial Highlights
               Information

   4           General Description of         Investment Objective and
               Registrant                     Policies; Further
                                              Information About The Fund

   5           Management of the Fund         Further Information About
                                              The Funds; Management

   5(a)        Management's Discussion        Management's Discussion
               of Fund's Performance          of Fund's Performance

   6           Capital Stock and              Cover Page; Investor
               Other Securities               Line; Distribution; Taxes;

   7           Purchase of Securities         Expense Summary;
               Being Offered                  Alternative Purchase
                                              Methods; Special
                                              Shareholder Services; How
                                              to invest in The
                                              Dreyfus/Laurel  Funds;
                                              Distribution and Service
                                              Plans; How to Exchange
                                              your Investment From One
                                              Fund to Another;

   8           Redemption or                  How to Redeem Shares
               Repurchase

   9           Pending Legal                  N.A.
               Proceedings

              Dreyfus BASIC CA and NY Municipal Money Market Fund

          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
              ________________________________________________________


Items in
Part B of                                     Statement of Additional
Form N-1A                                     Information Caption
---------

   10          Cover Page                     Cover

   11          Table of Contents              Table of Contents

   12          General Information            Management of the Trust
               and History

   13          Investment Objectives          Investment Policies
               and Policies

   14          Management of the Fund         Management of the Trust;
                                              Trustees and Officers of
                                              the Trust

   15          Control Persons and            Management of the Trust;
               Principal Holders of
               Securities

   16          Investment Advisory            Management of the Trust;
               and Other Services             Investment Manager;
                                              Shareholder Services

   17          Brokerage Allocation           Investment Policies
               and Other Practices            Portfolio Transactions

   18          Capital Stock and              Description of the Trust;
               Other Securities               See Prospectus -- "Cover
                                              Page"; "How to Redeem
                                              Fund Shares"; "Further
                                              Information About The
                                              Funds; The Dreyfus/Laurel Tax
                                              Free Municipal Funds"

   19          Purchase, Redemption           Purchase of Shares;
               and Pricing of                 Distribuion and Service Plans;
               Securities Being Offered       Redemption of Shares;
                                              Valuation of Shares

   20          Tax Status                     Taxes

   21          Underwriters                   Purchase of Shares;
                                              Distribution and
                                              Service Plans; Amounts
                                              Expended

   22          Calculation of                 Performance Data
               Performance Data

              Dreyfus BASIC CA and NY Municipal Money Market Fund

          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
              _______________________________________________________


Items in
Part C of
Form N-1A
_________

   23          Financial Statements           Financial Statements

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-12

   30          Location of Accounts and Records               C-15

   31          Management Services                            C-15

   32          Undertakings                                   C-15




                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                    CONTENTS OF POST-EFFECTIVE AMENDMENT

   This post-effective amendment to the registration statement of The Dreyfus/Laurel Tax-Free Municipal Funds contains the following documents:

   Facing Sheet

   Cross-Reference Sheet

   Contents of Post-Effective Amendent

   Part A -    Prospectus
               Incorporated by reference to Post-Effective Amendment Nos. 39 and 40.

   Part B - Statement of Additional Information Incorporated by reference to Post-Effective Amendment Nos. 39 and 40.

   Part C-     Other Information
               Signature Page - The Dreyfus/Laurel Tax-Free Municipal Funds


               Exhibits


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PROSPECTUS                                                 FEBRUARY 29, 1996
              DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------
       THE DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND (FORMERLY, THE DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND) (THE "FUND") IS A SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (FORMERLY, THE LAUREL TAX-FREE MUNICIPAL FUNDS AND PREVIOUSLY, THE BOSTON COMPANY TAX-FREE MUNICIPAL FUNDS) (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA PERSONAL INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED FEBRUARY 29, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
-----------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
                           TABLE OF CONTENTS
         EXPENSE SUMMARY.................................                 4
         FINANCIAL HIGHLIGHTS............................                 5
         DESCRIPTION OF THE FUND.........................                 6
         MANAGEMENT OF THE FUND..........................                 9
         HOW TO BUY FUND SHARES..........................                11
         FUND EXCHANGES..................................                12
         HOW TO REDEEM FUND SHARES.......................                13
         PERFORMANCE INFORMATION.........................                16
         DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                17
         GENERAL INFORMATION.............................                18
         Page 2
This Page Intentionally Left Blank
         Page 3

                                   EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
    Exchange Fee...................................................                    $5.00
    Account Closeout Fee...........................................                    $5.00
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of net assets)
    Management Fee (after expense reimbursement)...................                      .35%
    Other Expenses (after expense reimbursement)...................                      .00%
                                                                                       -------
    Total Fund Operating Expenses (after expense reimbursement)....                      .35%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:

                                  1 YEAR                                                $9
                                  3 YEARS                                               $16
                                  5 YEARS                                               $25
                                 10 YEARS                                               $49

-----------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER
 OR LESS THAN 5%.
-----------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Effective November 20, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund. The information in the foregoing table has been restated to reflect the termination of the Fund's distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), effective as of November 20, 1995, which was attributable only to its then existing Investor shares. Effective November 20, 1995, the Fund adopted a new Investment Management Agreement pursuant to which it pays Dreyfus a fee at the annual rate of .45 of 1% of the value of the Fund's average daily net assets. Dreyfus has agreed until November 19, 1996, to limit its fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total fund operating expenses do not exceed .35 of 1% of the value of the Fund's average daily net assets. The expenses noted above, without reimbursement, would be: Management Fees_.45%; Other Expenses_.00%; and Total Fund Operating Expenses_.45%; and the amount of expenses that an investor would pay, assuming redemption after one, three, five and ten years, would be $10, $19, $30 and $62, respectively. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each wire redemption you make and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."
            Page 4
                         FINANCIAL HIGHLIGHTS
        The following tables are based upon a single share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual
Report dated June 30, 1995, which is incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal period or year ended June 30, 1994 and June 30, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the tables below for the years or periods prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.
DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                                  PERIOD ENDED     YEAR ENDED
                                                 YEAR OR PERIOD ENDED NOVEMBER 30,                  JUNE 30         JUNE 30,
                                         ----------------------------------------------------
                                             1988     1989      1990     1991     1992     1993        1994#          1995##
                                           ------    -----   -----    -----    -----    -----      --------        -------

Net asset value, beginning
   of period                                $1.00     $1.00    $1.00    $1.00    $1.00    $1.00         $1.00         $1.00
                                            -----     -----    -----    -----    -----    -----         -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income***                 0.033     0.060    0.056    0.046    0.031    0.023         0.012         0.031
LESS DISTRIBUTIONS:
Distributions from net
   investment income                       (0.033)   (0.060)  (0.056)  (0.046)  (0.031)  (0.023)       (0.012)       (0.031)
                                            -----     -----   -----    -----    -----    -----         -----         -----
Net asset value, end of period              $1.00     $1.00    $1.00    $1.00    $1.00    $1.00         $1.00         $1.00
                                            ======    ======   ======   =====    =====    =====         ======        ======
TOTAL RETURN++                               3.39%     6.18%    5.75%   4.65%     3.10%    2.41%         1.25%         3.10%
                                            ======    ======   ======   =====    =====    =====         ======        ======
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's)                              $9,112    $15,745  $27,493  $27,831  $26,987  $15,490      $17,170       $15,538
Ratio of expenses to
        average net assets                  0.67%**    0.32%     0.32%    0.32%    0.32%    0.32%        0.47%**       0.60%
Ratio of net investment income to
        average net assets+                 4.55%**    6.02%     5.58%    4.57%    3.03%    2.40%        2.11%**        3.07%
-------------------
   *      The Fund commenced operations on March 2, 1988. On February 1,
     1993, existing shares of the Fund were designated
    the Retail Class and the Fund began offering the Institutional Class and
    Investment Class of shares. Effective April 4, 1994, the Retail and
    Institutional Classes of Shares were reclassified as a single class known as the Investor shares and the Investment Class shares were reclassified as the Trust shares. Effective October 17, 1994, the Trust shares were redesignated Class R shares. Effective November 20, 1995, the Fund's
    "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without a class designation. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from
    December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994.  The Financial
    Highlights for the year ended November 30, 1993, and prior periods are based upon a Retailshare outstanding. The Financial Highlights do not reflect the effect of the termination of the Fund's Distribution Plan or the implementation of the new Investment Management Agreement, both effective November 20, 1995. See "Management of the Fund -- Investment
    Manager."
 **      Annualized.
 ***    Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988, were $0.010, $0.016, $0.026, $0.041,
    $0.050, $0.053, and $0.028, respectively.
 #      The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
  ##    The Fund changed its fiscal year end to June 30. Prior to this, the
    Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston
    Company Advisors, Inc. served as the Fund's investment manager. From
    April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the
    Fund's investment manager.
    ###  Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
 +       Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989,
    and for the period ended November 30, 1988 were 0.85%, 1.08%, 0.83%,
    0.78%, 0.93%, 1.01%, and 1.41%, respectively.
 ++      Total return represents aggregate total return for the periods indicated.

          Page 5
                      DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE AND POLICIES
        The Fund seeks to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in debt obligations issued by the State of California, its political subdivisions, municipalities and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal and State of California income tax purposes ("California Municipal Obligations").
        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in California Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for California Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for California Municipal Obligations, but which produce income exempt from Federal but not State of California personal income taxes for resident shareholders of California, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the California Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the State of California personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in California Municipal Obligations is a fundamental policy of the Fund.
        The Fund pursues its objective by investing in a varied portfolio of high quality, short-term California Municipal Obligations.
        The California Municipal Obligations purchased by the Fund consist of: (1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Trust's Board of Trustees.
        The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a constant net ass et value of $1.00 per share, although there is no assurance it can do so on a continuing basis.
OTHER INVESTMENT POLICIES AND RISK FACTORS.
        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these
        Page 6
obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate California Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees, must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
        The Fund may invest in participation interests purchased from banks in floating or variable rate California Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. The Fund will not invest more than 10% of the value of the Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
        WHEN-ISSUED SECURITIES. The Fund may purchase California Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the California Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase California Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. California Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.
         Page 7
        CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992. Although subsequent fiscal years have produced, or are budgeted to produce, operating surpluses, there can be no assurance that California will not face substantial deficits in the current or future fiscal years. The rating on the State's general obligation bonds has been reduced in the past. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such Municipal Obligations. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the SAI.
        LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental investment restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Funds may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.
        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, among other requirements, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified.
        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, the Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should rec-
          Page 8
ognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield.
In periods of rising interest rates, the opposite can be expected to occur.
        The Fund may invest without limit in California Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the State of California. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history.
        MASTER/FEEDER OPTION. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                         MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager pursuant to an Investment Management Agreement with the Fund dated November 20, 1995, (the "Investment Management Agreement"). Prior thereto, Dreyfus provided investment advisory services to the Fund pursuant to a prior investment management agreement (the "Prior Management Agreement"). Under the Investment Management Agreement, Dreyfus subject to the overall authority of the Board of Trustees of the Trust in accordance with Massachusetts law, supervises and assists in the overall management of the Fund's affairs. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        Under the terms of the Prior Management Agreement, which was terminated on November 20, 1995, the Fund agreed to pay Dreyfus a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets. Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .45% of the Fund's average daily net assets less certain expenses described below. Dreyfus has agreed to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35% of the Fund's average daily net assets for the period from November 20, 1995 through November 19, 1996. In addition, the Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's transfer agent and that the fee payable by the Fund to Dreyfus is not reduced by the amount of these charges payable to the transfer
         Page 9
agent. Under the Investment Management Agreement, Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by the Fund. From April 4, 1994 to October 17, 1994, the Fund was advised by Mellon Bank under the Prior Management Agreement.
        For the fiscal year ended June 30, 1995, the Fund paid Mellon Bank or Dreyfus .35% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees) pursuant to the Prior Management Agreement.
        For the fiscal year ended June 30, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.35% of the Fund's average daily net assets.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus may pay the distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc., (One American Express Plaza, Providence, Rhode Island 02903), a wholly-owned subsidiary of Dreyfus, serves as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire redemption and Dreyfus TeleTransfer fees and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will
           Page 10
not reduce the management fee payable by the Fund to Dreyfus. By purchasing Fund shares, you are deemed to have consented to this procedure. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
                          HOW TO BUY FUND SHARES
GENERAL. You can purchase Fund shares without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer or broker, bank or other financial institution (collectively, "Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $25,000. The Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Agent and, if necessary, to reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares as of November 20, 1995). The initial investment must be accompanied by the Fund's Account Application.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subseq uent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA# 043818 Dreyfus BASIC California Municipal Money Market Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn
           Page 11
only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4540."
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $1,000 and maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                            FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, (a) shares (however the same may be named) of other funds managed or administered by Dreyfus which you would otherwise be eligible to purchase;
(b) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (c) shares of other funds specified from time to time, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call
1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. YOU WILL BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE
 OUT OF THE FUND (UNLESS YOU HAVE HELD FUND SHARES AS OF NOVEMBER 20, 1995). This fee will be deducted from your account and paid to the Transfer Agent.
          Page 12
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the SAI. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
                       HOW TO REDEEM FUND SHARES
GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT (UNLESS YOU HAVE HELD FUND SHARES AS OF NOVEMBER 20, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Agents may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.
          Page 13
HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST
TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED.
THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of Fund shareholders as of November 20, 1995) and remains at or below such amount during the notice period. The $5.00 account closeout fee would be charged in such case.
        PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS
WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT
THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations,
          Page 14
clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write (unless you have held Fund shares as of November 20, 1995). In addition, the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption (unless you have held Fund shares as of November 20, 1995), which will be deducted from your account and paid to the Transfer Agent. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on
         Page 15
the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege (unless you have held Fund shares as of November 20, 1995).
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
                           PERFORMANCE INFORMATION
        From time to time, the Fund may advertise its yield and tax-equivalent yield. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. It can be expected that these yield figures will fluctuate substantially.
        The Fund's "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's "yield" and "effective yield" may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Any fees charged by an Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.
        The Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings.
Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.
           Page 16
               DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gains distributions in cash, your distributions will be automatically reinvested in additional shares at NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.
        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the
             Page 17
extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gains distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December
31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                         GENERAL INFORMATION
        The Trust offers shares of beneficial interest of separate investment portfolios without par value (each a "fund"). The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983 under the name The Boston Company Tax-Free Municipal Funds, changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund.
        On November 15, 1995, Fund shareholders approved the Investment Management Agreement which replaced the Prior Management Agreement, effective November 20, 1995. The Investment Management Agreement provides that certain transaction charges be imposed directly on Fund shareholders. See "How to Buy Fund Shares," "Fund Exchanges" and "How to Redeem Fund Shares." Also effective November 20, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund and the Fund's name changed from Dreyfus/Laurel California Tax-Free Money Fund to Dreyfus BASIC California Municipal Money Market Fund.
        Each share (regardless of class) has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting
         Page 18
of shareholders for purposes of removing a Trustee from office and for any other purpose. Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
          Page 19
DREYFUS
BASIC California Municipal Money Market Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      307/707p022996

Registration Mark



______________________________________________________________________________

             THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                               PART B
                (STATEMENT OF ADDITIONAL INFORMATION)

                          FEBRUARY 29, 1996
______________________________________________________________________________


        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") dated February 29, 1996 (referred to herein as the "Prospectus") describing the Dreyfus BASIC California Municipal Money Market Fund (formerly, the Dreyfus/Laurel California Tax-Free Money Fund) (the "Fund"). To obtain a copy of the Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                Call Toll Free 1-800-645-6561
                In New York City -- Call 1-718-895-1206
                Outside the U.S. and Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

        Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                           TABLE OF CONTENTS
                                                                         Page

Management of the Trust . . . . . . . . . . . . . . . . . . . . . . . . .B-2
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .B-10
  (see also in the Prospectus "How to Buy Fund Shares")
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .B-11
  (see also in the Prospectus "Investment Objective and Policies")
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . .B-24
  (see also in the Prospectus "How to Redeem Fund Shares")
Fund Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-26
Valuation of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .B-27
Performance Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-28
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-29
  (see also in the Prospectus "Dividends, Other
   Distributions and Taxes")
Description of the Trust. . . . . . . . . . . . . . . . . . . . . . . . .B-30
  (see also in the Prospectus "Investment Objective and Policies")
Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . .B-31
Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . .B-32
Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . . . .B-32
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . .B-32
Appendix A Risk Factors - Investing in
  California Municipal Obligations. . . . . . . . . . . . . . . . . . . .B-33
Appendix B - Information about Securities Ratings . . . . . . . . . . . .B-45



                             MANAGEMENT OF THE TRUST

        The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc. ("Dreyfus Transfer"), a wholly-owned subsidiary of Dreyfus, as transfer agent ("Transfer Agent"). The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional
Information.

        On October 17, 1994, the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of the Fund was changed from Laurel California Tax-Free Money Fund to Dreyfus/Laurel California Tax-Free Money Fund. On November 20, 1995, the Fund's name changed from Dreyfus/Laurel California Tax-Free Money Fund to Dreyfus BASIC California Municipal Money Market Fund.

Trustees and Officers

        The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds").

o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
        President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age:
        80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
        Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
        Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
        January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Custis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age: 52 years old. Address:
        200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
        Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Trustee of the Trust; Since 1990, Partner, Reed,
        Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; From 1988-1989 Director, Rexene Corporation. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital. Age: 73 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
        Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. Managing Partner, Franklin Federal Partners.
        Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o*ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.

o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
        Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

o+ROBERT D. MCBRIDE.  Trustee of the Trust; Director, Chairman, McLouth
        Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
        Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o+ROSLYN M. WATSON. Trustee of the Trust; Principal, Watson Ventures, nc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
        Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.

#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
        Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August
        1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
        1996) of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc.; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
        Trust and The Dreyfus/Laurel Funds, Inc. (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company, Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March 1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.

#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address:
        200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
        Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.

_____________________________________
*    "Interested person" of the Trust, as defined in the Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by The Dreyfus Corporation.

        No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof ) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" as defined in the Act, $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.

        The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of January 31, 1996.


        For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:



                                                                                                            Total
                                                          Pension or                                   Compensation from
                            Aggregate                  Retirement Benefits       Estimated Annual       the Trust and Fund
    Name of Board         Compensation from             Accrued as Part of        Benefits Upon          Complex Paid to
      Member                the Trust#                  Fund's Expenses            Retirement             Board Member
    -------------         -----------------            --------------------      -----------------     -------------------
Ruth Marie Adams          $ 2,093                           none                    none                   $ 34,750

Francis P. Brennan@         6,642                           none                    none                    110,750

Joseph S. DiMartino**       none                            none                    none                    448,618*

James M. Fitzgibbons        2,031                           none                    none                     33,750

J. Tomlinson Fort**          none                           none                    none                     none

Arthur L. Goeschel          2,093                           none                    none                     34,750

Kenneth A. Himmel           1,996                           none                    none                     33,000

Arch S. Jeffery**            none                           none                    none                     none

Stephen J. Lockwood         1,934                           none                    none                     32,000

Robert D. McBride           2,156                           none                    none                     35,750

John J. Sciullo             2,093                           none                    none                     34,750

Roslyn M. Watson            2,156                           none                    none                     35,750


_____________________________
#       Amounts required to be paid by the Trust directly to the non-interested Trustees that would be applied to offset a portion of the management fee payable to Dreyfus, are in part paid directly by Dreyfus to the non-interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to
        $1,192 for the Dreyfus/Laurel Funds.
*       Estimated amount for fiscal year ended June 30, 1995.
**      Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by
        Dreyfus for serving as Board members of the Trust and the funds in the
        Dreyfus/Laurel Funds.  For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and
        Arch Jeffery from Dreyfus for serving as a Board member of the Trust were $1,792,
        $2,156 and $2,156, respectively and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $14,000, $35,750 and $35,750, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $136 for expenses attributable to the Trust's Board meetings ($136 is not included in $1,192 above).
@       The compensation of Francis P. Brennan includes $75,000 by Dreyfus to be the
        Chairman of the Board.

Management Arrangements

        Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the
Trust dated November 20, 1995. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

        Prior to November 20, 1995, Dreyfus served as investment manager to the Fund pursuant to the prior investment management agreement (the "Prior Management Agreement") with the Trust dated April 4, 1994 and transferred from Mellon Bank to Dreyfus on October 17, 1994.

        Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to the Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and approved by the shareholders of the Fund on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of The Boston Company, Inc. ("TBC"), to Mellon Bank Corporation. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Prior Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on November 22, 1993 (subject to shareholder approval) and approved by the shareholders of the Fund on March 29, 1994. The Prior Management Agreement became effective on April 4, 1994. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current investment manager pursuant to the Management Agreement, which was last approved by the Trustees on July 26, 1995.

        The current Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of .45 of 1% of the Fund's average daily net assets, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. The Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's Transfer Agent and the fee payable by the Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. Under the prior agreement with TBC
Advisors, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.

        The Management Agreement will remain in effect through November 19, 1997 and will continue thereafter from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus.
Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Fund. The Management Agreement will terminate immediately and automatically upon its assignment.

        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark
N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey
N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

        As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .45 of 1%. Dreyfus has agreed to limit its fee, or to reimburse the Fund for expenses, to ensure that the Fund's total operating expenses do not exceed .35 of 1% for the period from November 20, 1995 through November 19, 1996. In addition, Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.

        The following table shows the fees paid by the Fund to TBC Advisors or Mellon (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus, pursuant to the Fund's prior investment advisory agreements, during the Fund's 1993, 1994 and 1995 fiscal years:

                      1995 *                             1994 * (1)              1993 **
                      ------                             ----------              --------
                      Fees           Fees         Fees       Fees           Fees        Fees
                      Paid (2)       Waived (3)   Paid (4)   Waived (5)     Paid        Waived (5)
                      --------       ----------   --------   ----------     ----        ----------

                      $90,816        $22,135      $45,706    $56,403 (6)    $103,006    $165,734 (7)

_______________________________
*       For the fiscal year ended June 30.  The Fund changed its fiscal year end from
        November 30 to June 30.
**      For the fiscal years ended November 30.
(1)     Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(2)     For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.
(3)     Fees paid to Mellon Bank for investment management services for the period from
        April 4, 1994 to the fiscal year ended June 30, 1994.
(4)     Fees paid to TBC Advisors for investment advisory services for the period from
        December 1, 1993 to April 3, 1993.
(5)     TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the
        Fund from time to time in order to increase the Fund's net income available for distribution to shareholders.
(6)     Includes $10,697 reimbursement by TBC Advisors.
(7)     Includes $35,728 reimbursement by TBC Advisors.

        Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1995.

        In addition, under a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Act, which was terminated effective November 20, 1995, the Fund paid Dreyfus Service Corporation, a subsidiary of Dreyfus, for shareholder servicing, and the Distributor for shareholder servicing and expenses permanently intended to result in the sale of Investor shares, at the annual rate of .25% attributable to its Investor shares.
For the year ended June 30, 1995, the Fund paid $38,346 in distribution fees attributable to its Investor shares.


                         PURCHASE OF FUND SHARES

        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g. when the NYSE is not open for business), will be credited to the shareholders's Fund account on the second bank business day following such purchase order.

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

        In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

        The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
For further information about "in-kind" purchases, call 1-800-645-6561.

Federal Law Affecting Mellon Bank

        The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions. Mellon Bank has been advised by counsel that its activities contemplated under this arrangement are consistent with its statutory and regulatory obligations.

        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations could prevent
Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities the Trustees would seek an alternative provider(s) of such services.


                          INVESTMENT POLICIES

        The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Description of Municipal Obligations

        For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "California Municipal Obligations" shall mean debt obligations issued by the State of California, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and California personal income taxes. "Municipal Obligations" and "California Municipal Obligations" include the following:

Municipal Bonds

        Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

        1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.
General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

        2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

        Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

        1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

        Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

        Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

        Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

        Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

        There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Fund is subject to the ability of Dreyfus to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

        Although the Fund intends to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

        If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

        When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

Tender Option Bonds

        The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria

        The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's ("S&P") and Moody's Investors
Service, Inc. ("Moody's") represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix B to this Statement of Additional Information.

        After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Floating Rate and Variable Rate Obligations

        The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

        The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

        The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

        Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

        The Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

        Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be
(a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

        The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

        The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

        The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

        The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1+ or A-1 by S&P;
(3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

        The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

        As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against the Fund's investing more than 10% of the value of its total assets in such securities.

Special Factors Affecting the Fund

        Some of the significant financial considerations relating to the Fund's investments in California Municipal Obligations are summarized below. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California that were available prior to the date of this Statement of Additional Information and does not purport to be a complete description of any of the considerations mentioned herein. The accuracy and completeness of the information contained in such official statements has not been verified independently.

Risk Factors

        Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State has experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992. The State had operating surpluses of approximately $109 million in 1992-93 and $917 million in 1993-94.
However at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contains a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the Special Fund for Economic Uncertainties at June 30, 1996. As a result of the deterioration of the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review Appendix A which sets forth additional information relating to investing in California Municipal Obligations.

Investment Restrictions

        The following are fundamental investment restrictions of the Fund. The Fund may not:

        1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

        2. Borrow money or issue senior securities as defined in the Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

        3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

        4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

        6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

        The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

        The following are non-fundamental investment restrictions of the
Fund:

        1. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

        2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments and (b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

        4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

        5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section
4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

        6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Act.

        7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

        8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

        10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed, without shareholder approval, by vote of a majority of the Trust's Board of Trustees at any time.

        In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, pursuant to such commitments, the Fund has undertaken not to invest in oil, gas or other mineral leases. In addition, the Trust has undertaken not to invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on AMEX or NYSE. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Transactions

        Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

        Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

        Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

        The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

        Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable.
In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

        For the fiscal years ended June 30, 1995 and June 30, 1994, the Fund paid no stated broker commissions.


                       REDEMPTION OF FUND SHARES

        Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

        If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

        Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $5,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                Transfer Agent's
                Transmittal Code                Answer Back Sign

                    144295                      144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings);
(b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.


                           FUND EXCHANGES

        Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        To request an exchange, an investor or the investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer
Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.
Investors will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent.

        This Privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange service may be modified or terminated at any time upon notice to shareholders.


                           VALUATION OF SHARES

        The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining its net asset value. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New
Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        It is the Trust's policy to use its best efforts to maintain the Fund's net asset value per share ("NAV") at a constant value of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.

        The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 NAV value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by using available market quotations.


                           PERFORMANCE DATA

        From time to time, the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. The Fund may compare its performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

        Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance.

Yields

        The Fund's yield is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. For the seven-day period ended June 30, 1995, the Fund's annualized current yields, compounded effective yields, and equivalent taxable yields for its then-existing Investor shares and Class R shares were as follows:

7-Day Yield for Period Ended
June 30, 1995

                               Annualized              Compounded                     Equivalent
                               Current Yield           Effective Yield                Taxable Yield*
                               -------------           ---------------                --------------
Investor shares                3.63%                   3.70%                          6.30%

Class R shares                 3.88%                   3.95%                          6.74%

        Effective November 20, 1995, the Fund's separate "Investor" and "Class R" designations were eliminated and the Fund became a single class Fund. For the seven-day period ended November 30, 1995, the Fund's yield was 3.47%, effective yield was 3.53% and equivalent taxable yield* was 6.02%. These yields reflect the waiver of a portion of the management fee by Dreyfus, without which the Fund's seven-day yield, effective yield and equivalent taxable yield* for the period ended November 30, 1995, would have been 3.37%, 3.43% and 5.85%, respectively. See "Management of the Fund" in the Prospectus.

* Example assumes a Federal marginal tax rate of 36% and a California marginal tax rate of 10% (combined effective rate of 42.40%).

        From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                                TAXES

        The Fund intends to satisfy the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided that the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.

        Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's
Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

        Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on California Municipal Obligations will be designated as exempt from the State of California taxation in the same percentage of the day's dividend as the actual interest on California Municipal Obligations earned on that day.

        The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is to subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

        The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from California state and local personal income taxes on exempt-interest income derived from obligations of issuers located in California, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                     DESCRIPTION OF THE TRUST

        The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994 the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal
Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994. On November 20, 1995, the Fund's name was changed from Dreyfus/Laurel California Tax-Free Money Fund to Dreyfus
BASIC California Municipal Money Market Fund.

        The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

        Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

        The assets received by the Trust for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

        The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                        PRINCIPAL SHAREHOLDERS

        As of January 31, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding shares of the Fund: Boston and Company, Attention: John Kacinko, Three Mellon Bank Center, Pittsburgh, PA 15259, 41% record.


                    CUSTODIAN AND TRANSFER AGENT

        Mellon Bank, which is located at Mellon Bank Center, Pittsburgh, PA 15219, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                    COUNSEL AND INDEPENDENT AUDITORS

        Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

        KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.


                       FINANCIAL STATEMENTS

        The Fund's Annual Report for the fiscal year ended June 30, 1995 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.




                           APPENDIX A

                    RISK FACTORS - INVESTING
               IN CALIFORNIA MUNICIPAL OBLIGATIONS

        Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

        Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

        The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s.
The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-
94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

        The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-
95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

        As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."

        The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $41.9 billion of General Fund revenues and transfers and $40.9 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

        The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $44.1 billion and expenditures of $43.4 billion, which would leave a balance of approximately $28 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal is based on a number of assumptions, including receipt of $473 million from the Federal government to offset costs of undocumented and refugee immigrants.

        On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County.
More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This also may effect their ability to meet their outstanding obligations.

        The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

        On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

        State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

        The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

        Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

        Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

        Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

        The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

        The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to
K-14 districts and refunds to taxpayers.

        As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State
Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section
7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

        For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit.
The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit.
The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.55 billion under the limit.
The estimated limit for the 1994-95 fiscal year is $37.53 billion, and the appropriations subject to limitations are estimated to be $5.83 billion under the limit.

        In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing
K-14 schools a minimum share of General Fund revenues.  Under Proposition
98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment
("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

        Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIIIB limit to K-14 schools.

        The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.4 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

        In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter
703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

        The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.

        In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit discussed above also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).

        Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94
Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

        The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

        Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

        The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

        The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

        The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

        The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.

        Sources of Tax Revenue. The California personal income tax, which in 1992-93 contributed about 44% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income
(gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

        The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

        The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 35% of General Fund revenue in 1993-94. Bank and corporation tax revenues comprised about 12% of General Fund revenue in 1993-94. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

        General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

        Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

        As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July
24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

        To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

        The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

        The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93
Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

        The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

        In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

        The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

        The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

        The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

        The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

        The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

        The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

        The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

        Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted.
Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

        The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

        During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

        Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

        The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

        The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

        The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

        The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

        The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

        The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

        Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 fiscal year were above projections, and expenditures were below projections because of slower than anticipated health/welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.

        For the first time in four years, the State enters the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy.
On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General
Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed
Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

        Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell from 9.2% in fiscal 1993 to 8.6% in fiscal 1994. The national unemployment rate in 1994 was 6.1%. The number of employed Californians increased more than 250,000 during fiscal 1994.

        Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

        Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 2.8%. However, excluding the Northridge effects, growth would have been in excess of 3%.



                            APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

        The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa --considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

        Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

        Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

        Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

        Description of Standard & Poors ("S&P") Municipal Bond ratings. AAA -
- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

        Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

        Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

        Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

        Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

        Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -
 . The Fund, in accordance with industry practice, recognizes such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

        Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C,"
"C/D," "D," "D/E," and "E") to each issuer that it rates.


                         PORTFOLIO OF INVESTMENTS

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND                JUNE 30, 1995


   FACE                                                                 VALUE
  VALUE                                                                (NOTE 1)
                MUNICIPAL BONDS AND NOTES -- 97.4%
                CALIFORNIA -- 97.4%
$  900,000      Anaheim, California, Multifamily Housing Reve-
                  nue,
                  4.050% due 08/01/20+                                $  900,000

                California Educational Facilitiies Authority
                  Revenue,
   200,000       8.625% due 01/01/16++                                   208,165
 1,200,000       9.125% due 02/01/16++                                 1,256,184

   100,000      California Housing Finance Authority Revenue,
                  3.950% due 07/15/13+                                   100,000

                California Health Facilities Authority Revenue:
   400,000       (Granada Medical Project),
                  4.250% due 01/01/15+                                   400,000
   200,000       (Pooled Loan Program),
                  4.050% due 10/01/10+                                   200,000
                 (Saint Joseph):
   750,000       4.500% due 08/01/17++                                   750,000
    95,000       4.100% due 07/01/13+                                     95,000

                California Pollution Control Financing Author-
                  ity, Pollution Control Revenue:
 1,150,000       (Champlin Petroleum),
                  4.550% due 06/01/03++                                1,150,000
                 (South Down, Inc.):
   400,000       3.400% due 02/15/98++++                                 400,000
   300,000       3.400% due 04/15/98++++                                 300,000
                 Series B:
   200,000       (Shell Oil Co.),
                  4.050% due 10/01/11++++                                200,000
   300,000       (Rocklin),
                  4.300% due 06/01/17+                                   300,000
   200,000       (Delano),
                  4.250% due 08/01/19+                                   200,000
   100,000       Series C, (Shell Oil Co.),
                  4.050% due 11/01/00+                                   100,000
 1,000,000       Series E, (Pacific Gas and Electricity),
                  4.200% due 07/13/95++++                              1,000,000
   500,000       (Southern California Edison Inc.), Series D,
                  3.200% due 03/01/08++                                  500,000

                California Statewide, Community Development
                  Revenue:
   200,000       3.850% due 08/01/19+                                    200,000
   675,000       3.850% due 06/01/04++                                   675,000

   100,000      Concord, California, Multifamily Housing Reve-
                  nue,
                  3.950% due 07/15/18+                                   100,000

   800,000      Contra Costa, California, Transportation Au-
                  thority,
                  3.900% due 03/01/09++                                  800,000

   700,000      East Bay, California, Municipal Utillity Dis-
                  trict,
                  7.000% due 03/01/08++                                  729,461

   490,000      Healdsburg, California, Community
                  Redevelopment Agency,
                  4.200% due 01/01/98+                                   490,000

   450,000      Huntington Park, California, Redevelopment
                  Agency,
                  5.100% due 08/01/15++                                  449,195

   300,000      Kern County, California, Certificates of Par-
                  ticipation, Series D,
                  3.900% due 08/01/06+                                   300,000

 1,000,000      Long Beach, California, Harbor Department Reve-
                  nue, Series A-2,
                  4.150% due 03/04/23++                                1,000,000

   100,000      Los Angeles, California, Community Development
                  Agency, Multifamily Housing Revenue,
                  3.95% due 07/01/15++                                   100,000

   400,000      Los Angeles, California, Transportation Author-
                  ity, Regional Airports, Series E,
                  4.350% due 12/01/24+                                   400,000

   500,000      Los Angeles County, California, Local Tax
                  and Revenue Anticipation Notes,
                  4.500% due 07/01/96++                                  503,350

 1,350,000      Los Angeles, California, Local Transportation
                  Authority,
                  4.500% due 07/06/95                                  1,350,134

   100,000      Los Angeles County, California, Multifamily
                  Housing Authority, (Poinsettia Project),
                  3.850% due 07/01/19+                                   100,000

 1,000,000      Metropolitan Water District,
                  5.000% due 04/25/96++                                1,005,956

   400,000      Monterey Peninsula, California,
                  Water Managment District,
                  4.350% due 07/01/22+                                   400,000

 1,500,000      Northern California Power Agency,
                  9.750% due 07/01/08++                                1,530,001

   400,000      Ontario, California, Multifamily Housing Au-
                  thority, (Vineyard Project),
                  4.050% due 12/01/05+                                   400,000

   400,000      Palm Springs, California, Community
                  Redevelopment Agency,
                  4.550% due 12/01/14++                                  400,000

   675,000      Rincon Del Diablo, California, Water District,
                  4.350% due 02/01/15++                                  675,000

   500,000      Sacramento County, California, Certificates of
                  Participation,
                  3.650% due 06/01/20+                                   500,000

   200,000      Sacramento County, California, Multifamily
                  Housing Revenue, Series A,
                  4.100% due 04/15/07+                                   200,000

   500,000      Sacramento County, California, Municipal Util-
                  ity District,
                  4.050% due 07/17/95                                    500,000

   735,000      San Diego, California, Multifamily Housing Rev-
                  enue, (Market Street Square Project),
                  4.350% due 11/01/25+                                   735,000

   500,000      San Francisco, California,
                  Bay Area Rapid Transit Authority,
                  (737 Post Project), Series D
                  8.750% due 07/01/04++                                  515,001

   250,000      Santa Cruz County, California, Industrial De-
                  velopment Authority,
                  3.850% due 11/01/18+                                   250,000

                TOTAL INVESTMENTS
                 (Cost $22,367,447*)                       97.4%      22,367,447
                OTHER ASSETS AND LIABILITIES (NET)          2.6          600,130
                NET ASSETS                                100.0%     $22,967,577

   * Aggregate cost for Federal tax purposes.
   + Variable rate demand bonds payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.
  ++ Put bonds and notes have demand features to mature within one year. +++ Variable daily demand notes are payable upon not more than one busi-
     ness day's notice. The interest rate shown reflects the rate cur-rently in effect.
++++ Variable daily demand notes are payable upon not more than 30 calen-dar days' notice. The interest rate shown reflects the rate currently in effect.

See Notes to Financial Statements.



                   STATEMENTS OF ASSETS AND LIABILITIES

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
ASSETS
Investments, at value
  (Cost $22,367,447, $102,632,371 and
  $29,815,343, respectively) (Note 1)
  See accompanying schedules                       $22,367,447    $102,632,371  $ 29,815,343
Cash                                                   --               13,488       177,364
Interest receivable                                    321,211         636,046       264,116
Receivable for Fund shares sold                      1,042,363       1,559,769        89,796
TOTAL ASSETS                                        23,731,021     104,841,674    30,346,619
LIABILITIES
Payable for investment securities purchased            503,350       3,200,000       493,418
Dividends payable                                        9,772          94,261        20,038
Payable for Fund shares redeemed                       216,722         212,589        22,682
Investment management fee payable (Note 2)              20,307          84,998        16,292
Due to custodian                                         9,353         --            --
Accrued Trustees' fees and expenses (Note 2)               758           3,381           758
Distribution fee payable (Note 3)                        3,182          15,405         3,965
TOTAL LIABILITIES                                      763,444       3,610,634       557,153
NET ASSETS                                         $22,967,577    $101,231,040  $ 29,789,466
NET ASSETS CONSIST OF:
ACCUMULATED NET REALIZED GAIN/
  (LOSS) ON INVESTMENTS SOLD                       $      (233)   $    (51,059)  $       339
PAID-IN CAPITAL                                     22,967,810     101,282,099    29,789,127
TOTAL NET ASSETS                                   $22,967,577    $101,231,040  $ 29,789,466

See Notes to Financial Statements.

             STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
NET ASSETS:
Investor Shares                                    $ 15,537,878   $ 75,746,221   $ 21,739,314
Class R Shares                                     $  7,429,699   $ 25,484,819   $  8,050,152
SHARES OUTSTANDING:
Investor Shares                                      15,537,767     75,797,831     21,739,067
Class R Shares                                        7,429,644     25,501,860      8,050,060
NET ASSET VALUE:
INVESTOR SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00
CLASS R SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00

                         STATEMENTS OF OPERATIONS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                    DREYFUS/       DREYFUS/      DREYFUS/
                                                     LAUREL         LAUREL        LAUREL
                                                   CALIFORNIA   MASSACHUSETTS    NEW YORK
                                                    TAX-FREE       TAX-FREE      TAX-FREE
                                                   MONEY FUND     MONEY FUND    MONEY FUND
INVESTMENT INCOME:
Interest                                            $ 973,443     $ 4,113,322    $ 511,298
EXPENSES
Investment management fee (Note 2)                     90,816         397,565       48,800
Distribution fee (Note 3)                              38,346         222,784       20,798
Trustees' fees and expenses (Note 2)                    2,069           9,343        1,308
Total expenses                                        131,231         629,692       70,906
NET INVESTMENT INCOME                                 842,212       3,483,630      440,392
NET REALIZED GAIN
  ON INVESTMENTS (Note 1)
Net realized gain on investments sold during
  the period                                                6             977          349
NET INCREASE IN NET ASSETS RESULTING FROM OPER-
  ATIONS                                            $ 842,218     $ 3,484,607    $ 440,741

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
Net investment income                              $    842,212   $   3,483,630  $    440,392
Net realized gain on investments sold during
  the year                                                    6             977           349
Net increase in net assets resulting from oper-
  ations                                                842,218       3,484,607       440,741
Distributions to shareholders from net invest-
  ment income:
   Investor shares                                    (468,028)     (2,605,776)     (248,024)
   Class R shares                                     (374,184)       (877,854)     (192,368)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor shares                                  (1,631,735)    (10,764,289)   13,727,989
   Class R shares                                   (2,316,810)      5,659,254     2,591,101
Net increase/(decrease) in net assets               (3,948,539)     (5,104,058)   16,319,439
NET ASSETS:
Beginning of year                                    26,916,116     106,335,098    13,470,027
End of year                                        $ 22,967,577   $ 101,231,040  $ 29,789,466

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR OR PERIOD ENDED JUNE 30, 1994


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                   MONEY FUND*     MONEY FUND    MONEY FUND*
Net investment income                              $    346,378   $   2,167,350  $    204,215
Net realized loss on investments sold during
  the year                                                  --          (1,311)      --
Net increase in net assets result from opera-
  tions                                                 346,378       2,166,039       204,215
Distributions to shareholders from net invest-
  ment income:
   Investor Shares                                    (198,324)     (1,317,812)     (124,785)
   Trust Shares                                       (118,164)       (371,662)      (78,946)
   Institutional Shares                                (29,890)       (477,876)         (484)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor Shares                                  (3,450,010)    (21,462,072)   (1,409,966)
   Trust Shares                                      3,338,359         186,693    (2,241,040)
Net decrease in net assets                            (111,651)    (21,276,690)   (3,651,006)
NET ASSETS:
Beginning of year                                    27,027,767     127,611,788    17,121,033
End of year (including undistributed net in-
  vestment income of $399 for the Dreyfus/Laurel
  California Tax-Free Money Fund)                  $ 26,916,116   $ 106,335,098  $ 13,470,027

* The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

See Notes to Financial Statements.





                   [This Page Intentionally Left Blank]




                           FINANCIAL HIGHLIGHTS

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*


Reference is made to Page 5 of the Fund's Prospectus dated February 29, 1996.


See Notes to Financial Statements.

















NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), The Dreyfu-s/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust and The Dreyfus/Lau-rel Investment Series (collectively, "The Dreyfus/Laurel Funds") are all registered open-end investment companies that are part of The Dreyfus Fam-ily of Funds. The Trust is an investment company which consists of seven funds: the Dreyfus/Laurel California Tax-Free Money Fund, the Dreyfus/Lau-rel Massachusetts Tax-Free Money Fund, the Dreyfus/Laurel New York Tax-Free Money Fund (collectively, the "Money Funds") (individually, the "Fund"), the Premier Limited Term California Municipal Fund, the Premier Limited Term Massachusetts Municipal Fund, the Premier Limited Term New York Municipal Fund and the Premier Limited Term Municipal Fund. This re-port contains financial statements for the Money Funds. The Trust is a Massachusetts business trust and is registered with the Securities and Ex-change Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Money Funds currently offer two classes of shares: Investor shares and Class R shares (effective October 17, 1994, the Trust shares were redesignated Class R shares). Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. ("Mellon Bank") and its affiliates) acting on behalf of custom-ers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has iden-tical rights and privileges, except with respect to the distribution fees and voting rights on matters affecting a single class. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) PORTFOLIO VALUATION:

Portfolio securities are valued on the basis of amortized cost in accor-dance with Rule 2a-7 of the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a con-stant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the in-strument.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated based upon the rel-ative average daily net assets of each class of shares.

(C) DISTRIBUTIONS TO SHAREHOLDERS:

Each Fund declares dividends from net investment income on a class level on each day the Fund is open for business and pays such dividends no later than the first business day of the next month. Each Fund may distribute net realized capital gains on a Fund level, if any, annually or more fre-quently to maintain its net asset value of $1.00 per share. Each Fund may be subject to a 4.00% nondeductible excise tax for certain undistributed amounts of net investment income and capital gain. Each Fund expects to make additional distributions to avoid the application of the excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment se-curities held by the Fund, timing differences and the differing character-ization of distributions made by the Fund as a whole. Permanent differ-ences on the Massachusetts Tax-Free Money Fund incurred during the year ended June 30, 1995, which resulted from an expiration of capital loss carryforward have been reclassified to paid-in capital at year end.

(D) EXPENSE ALLOCATION

Expenses of each Fund not directly attributable to the operations of any class of shares are prorated between the classes based upon the relative average daily net assets of each class. Distribution expense is directly attributable to a particular class of shares and is charged only to that class' operations.

(E) FEDERAL INCOME TAXES:

It is policy of each Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by com-plying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, TRUSTEES' FEE AND OTHER PARTY TRANSACTIONS

Effective as of October 17, 1994, the Trust's investment management agree-ment with Mellon Bank was transferred to The Dreyfus Corporation (the "Manager"), a wholly-owned subsidiary of Mellon Bank. The Manager pro-vides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Trust. The Manager also directs the investments of each Fund in accordance with its investment objective, policies and limita-tions. For these services, each Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 0.35% of the value of that Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of each Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraor-dinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to each Fund's allocable portion of fees and expenses of the non- interested Trustees (including counsel).

Prior to October 17, 1994, Mellon Bank served as the Trust's investment manager pursuant to the investment management agreement described above.

Prior to September 23, 1994, Frank Russell Investment Management Company (the "Administrator") served as each Fund's administrator and provided, pursuant to an administration agreement, various administrative and corpo-rate secretarial services to each Fund. Mellon Bank, as investment man-ager, paid the Administrator's fee out of the management fee described above.

Prior to October 17, 1994, Funds Distributor, Inc. served as distributor of the Trust's shares. Effective as of October 17, 1994, Premier Mutual Fund Services, Inc. ("Premier") serves as the Trust's distributor. Premier also serves as the Trust's sub-administrator and, pursuant to a sub-administration agreement with the Manager, provides various administrative and corporate secretarial services to the Trust.

No officer or employee of Premier (or of any parent, subsidiary or affili-ate thereof) receives any compensation from The Dreyfus/Laurel Funds for serving as an officer or Director or Trustee of The Dreyfus/Laurel Funds. In addition, no officer or employee of the Manager (or of any parent, sub-sidiary or affiliate thereof) serves as an officer or Director or Trustee of The Dreyfus/Laurel Funds. The Dreyfus/Laurel Funds pay each Director or Trustee who is not an officer or employee of Premier (or any parent, sub-sidiary or affiliate thereof), or of the Manager $27,000 per annum, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended, and reimburse each Director or Trustee for travel and out-of-pocket expenses.

3. DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, each Fund may pay annually up to 0.25% of the value of the average daily net assets attributable to its Investor shares to compensate Premier and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and Premier for activities and expenses primarily in-tended to result in the sale of Investor shares. Class R shares bear no distribution fee.

Under its terms, the Plan shall remain in effect from year to year, pro-vided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

4. SHARES OF BENEFICIAL INTEREST

The Trust has the authority to issue an unlimited number of shares of ben-eficial interest of each class in each separate series, without par value. The Trust offers two classes of shares of the Money Funds.

The tables below summarize transactions in Fund shares for the years or periods indicated. Because each of the Money Funds has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a con-stant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 32,912,720        $ 22,619,988
Issued as reinvestment of dividends and
  distributions                                    462,650             225,575
Redeemed                                       (35,007,105)        (26,295,573)
Net decrease                                  $ (1,631,735)       $ (3,450,010)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $ 32,480,825        $10,968,762
Issued as reinvestment of dividends and
  distributions                                     265,428             65,613
Redeemed                                        (35,063,063)        (7,696,016)
Net increase/(decrease)                        $  (2,316,810)      $  3,338,359

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $8,676,000 of subscriptions, $28,427 of reinvestments and $8,004,712 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

                                               YEAR ENDED          YEAR ENDED
                                              JUNE 30, 1995      JUNE 30, 1994+#
INVESTOR SHARES:
Sold                                          $ 130,450,064       $ 139,311,367
Issued as reinvestment of dividends and
  distributions                                   1,980,170           1,217,369
Redeemed                                       (143,194,523)       (161,990,808)
Net decrease                                  $ (10,764,289)      $ (21,462,072)



                                                YEAR ENDED          YEAR ENDED
                                             JUNE 30, 1995##       JUNE 30, 1994
CLASS R SHARES:
Sold                                           $ 81,076,293        $ 66,966,216
Issued as reinvestment of dividends and
  distributions                                     513,180             112,247
Redeemed                                        (75,930,219)        (66,891,770)
Net increase                                   $  5,659,254        $     186,693

 + Amounts include $50,504,187 of subscriptions, $63,928 of reinvestments and $60,326,788 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust Shares were redesignated Class R shares.

DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 23,865,192        $  4,170,313
Issued as reinvestment of dividends and
  distributions                                    240,333            123,051
Redeemed                                       (10,377,536)        (5,703,330)
Net increase/(decrease)                       $ 13,727,989        $(1,409,966)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $10,336,048         $  3,604,985
Issued as reinvestment of dividends and
  distributions                                     44,938               3,922
Redeemed                                        (7,789,885)         (5,849,947)
Net increase/(decrease)                        $  2,591,101        $(2,241,040)

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $11,467 of subscriptions, $468 of reinvestments and
   $9,120 of redemptions for the Institutional Class up to April 4, 1994. # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

5. CAPITAL LOSS CARRYFORWARD

As of June 30, 1995, the California Tax-Free Money Fund had available for Federal tax purposes unused capital loss carryforwards of $233 expiring in the year 2000, the Massachusetts Tax-Free Money Fund had unused capital loss carryforwards of $51,059 expiring in the year 2002.

6. CONCENTRATION OF CREDIT

Each Fund invests primarily in debt obligations issued by the Fund's re-spective state (ie. California, Massachusetts, or New York) and its polit-ical subdivisions, municipalities, agencies and public authorities who ob-tain funds for various public purposes. Each Fund is more susceptible to factors adversely affecting issuers of its respective state municipal se-curities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

                       INDEPENDENT AUDITORS' REPORT

KPMG

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statements of assets and liabilities, in-cluding the portfolio of investments, of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds (formerly the Laurel Tax-Free Municipal Funds) as of June 30, 1995, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for Investor and Class R shares for each of the years in the two-year period then ended for the Massachusetts Tax-Free Money Fund and for the year ended June 30, 1995 and for the period from December 1, 1993 to June 30, 1994 for the California Tax-Free Money Fund and New York Tax-Free Money Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsi-bility is to express an opinion on these financial statements and finan-cial highlights based on our audits. The financial highlights presented for each of the years or periods ended June 30, 1993 or prior for the Mas-sachusetts Tax-Free Money Fund and for each of the years or periods ended November 30, 1993 or prior for the California Tax-Free Money Fund and New York Tax-Free Money Fund were audited by other auditors whose reports thereon, dated August 11, 1993 and January 18, 1994, expressed an unquali-fied opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and fi-nancial highlights are free of material misstatement. An audit also in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1995, the results of their operations for the year then ended and the change in their net assets and financial highlights for each of the years or periods in the two-year period ended June 30, 1995 in conformity with generally accepted accounting Principles.



                                                     KPMG Peat Marwick LLP

Boston, Massachusetts
August 18, 1995

-----------------------------------------------------------------------------
PROSPECTUS                                                  FEBRUARY 29, 1996
                DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------
        THE DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND (FORMERLY, THE DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND) (THE "FUND") IS A SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (FORMERLY, THE LAUREL TAX-FREE MUNICIPAL FUNDS AND PREVIOUSLY, THE BOSTON COMPANY TAX-FREE MUNICIPAL FUNDS (THE "TRUST")), AN OPEN-END MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        SHARES OF THE FUNDS ARE SOLD WITHOUT A SALES LOAD.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED FEBRUARY 29, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
-----------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
                         TABLE OF CONTENTS
           EXPENSE SUMMARY.................................                 4
           FINANCIAL HIGHLIGHTS............................                 5
           DESCRIPTION OF THE FUND.........................                 6
           MANAGEMENT OF THE FUND..........................                 9
           HOW TO BUY FUND SHARES..........................                11
           FUND EXCHANGES..................................                13
           HOW TO REDEEM FUND SHARES.......................                13
           PERFORMANCE INFORMATION.........................                16
           DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                17
           GENERAL INFORMATION.............................                18
         Page 2
     This Page Intentionally Left Blank
        Page 3

                                  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
    Exchange Fee...................................................                         $5.00
    Account Closeout Fee...........................................                         $5.00
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee (after expense reimbursement).....................                          .35%
  Other Expenses (after expense reimbursement).....................                          .00%
                                                                                            ------
  Total Fund Operating Expenses(after expense reimbursement).......                          .35%
 EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
                                    1 YEAR                                                   $9
                                   3 YEARS                                                   $16
                                   5 YEARS                                                   $25
                                  10 YEARS                                                   $49

-----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT
IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-----------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Effective December 8, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund. The information in the foregoing table has been restated to reflect the termination of the Fund's distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), effective as of December 8, 1995, which was attributable only to its then existing Investor shares. Effective December 8, 1995, the Fund adopted a new Investment Management Agreement pursuant to which it pays Dreyfus a fee at the annual rate of .45 of 1% of the value of the Fund's average daily net assets. Dreyfus has agreed until December 7, 1996, to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35 of 1% of the value of the Fund's average daily net assets. The expenses noted above, without reimbursement, would be: Management Fees_.45%; Other Expenses_.00%; and Total Fund Operating Expenses_.45%; and the amount of expenses that an investor would pay, assuming redemption after one, three, five and ten years, would be $10, $19, $30 and $62, respectively. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each wire redemption you make and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."
           Page 4
FINANCIAL HIGHLIGHTS
        The following tables are based upon a single share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1995, which is incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal year or period ended June 30, 1994 and June 30, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the tables below for the years or periods prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.
DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                                         PERIOD       YEAR
                                                                                                         ENDED        ENDED
                                                       YEAR OR PERIOD ENDED NOVEMBER 30,                JUNE 30       JUNE 30,
                                            -----------------------------------------------------
                                             1988     1989     1990     1991     1992      1993         1994#          1995##
                                            -----     -----    ----    ----     -----     -----      ----------   --------------
Net asset value, beginning of period        $1.00    $1.00    $1.00    $1.00    $1.00     $1.00         $1.00         $1.00
                                            -----     -----   -----    -----    ------    -----         -----         ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income****                   0.032    0.058    0.054    0.046    0.031     0.021         0.012          0.029
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.032)  (0.058)  (0.054)  (0.046)  (0.031)   (0.021)       (0.012)        (0.029)
Dividends from net
  realized capital gains                     -_      -_        -_      -_        -_***      -_          -_              --
Net asset value, end of period              $1.00    $1.00    $1.00    $1.00    $1.00     $1.00         $1.00          $1.00
                                            ======   ======   ======   ======   =====     ======        ======         ======
Total Return++                               3.19%    5.90%    5.53%    4.65%    3.11%     2.15%         1.23%          2.95%
                                            -----     -----   -----    -----    ------    -----         -----         ------
RATIO TO AVERAGE NET ASSETS
SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $8,929   $14,129  $16,870  $15,989 $11,183      $9,356      $8,011        $21,739
Ratio of expenses to
  average net assets+                       0.65%**    0.32%    0.32%    0.32%   0.32%      0.31%       0.44%**        0.60%
Ratio of net investment income
to average net assets                       4.33%**    5.73%    5.38%    4.58%   3.08%     2.13%        2.12%**        2.97%
--------------------------------
         *    The Fund commenced operations on March 2, 1988. On February 1,
    1993 existing shares of the Fund were designated the
    Retail Class and the Fund began offering the Institutional Class and
    Investment Class of shares. Effective April 4, 1994, the Retail and
    Institutional Classes were reclassified as a single class of shares known as Investor shares and the Investment Class shares were reclassified as the Trust shares. Effective October 17, 1994, the Trust shares were redesignated Class R shares. Effective December 8, 1995, the Fund's
    "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without a class designation. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from
    December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial
    Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding. TheFinancial Highlights do not reflect the effect of the termination of the Fund's Distribution Plan or the implementation of the new Investment Management Agreement, both effective December 8, 1995. See "Management of the Fund -- Investment
    Manager."
 **       Annualized
 ***      Amount represents less than .001 per Investor share for the year ended November 30, 1992.
****      Net investment income per share before waiver of fees and
    reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended
    November 30, 1988 were $0.009, $0.008, $0.024, $0.040, $0.047, $0.050 and
    $0.026, respectively.
  +       Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, and for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988 were 0.97%, 1.29%, 1.03%, 0.93%, 1.03%, 1.10%, and 1.42%, respectively.
 ++  Total return represents aggregate total return for the periods indicated.
 #   The Fund changed its fiscal year end to June 30. Prior to this, the
    Fund's fiscal year end was November 30. Prior to April 4, 1994, The
    Boston Company Advisors, Inc. served as the Fund's investment manager.
    From April 4, 1994 through October 16, 1994, , Mellon Bank, N.A., served as the Fund's investment manager.
    ##    Effective October 17, 1994, The Dreyfus Corporations began serving as the Fund's investment manager.

            Page  5
                   DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE AND POLICIES
        The Fund seeks to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in debt obligations issued by the State of New York its political subdivisions, municipalities and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal, New York State and New York City income tax purposes ("New York Municipal Obligations").
        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in New York Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for New York Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for New York Municipal Obligations, but which produce income exempt from Federal but not New York State or New York City personal income taxes for resident shareholders of New York, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the New York Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the New York State or New York City personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in New York Municipal Obligations is a fundamental policy of the Fund.
        The Fund pursues its objective by investing in a varied portfolio of high quality, short-term New York Municipal Obligations.
        The New York Municipal Obligations purchased by the Fund consist of:
(1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Trust's Board of Trustees.
        The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a constant net ass et value of $1.00 per share, although there is no assurance it can do so on a continuing basis.
OTHER INVESTMENT POLICIES AND RISK FACTORS.
        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these
       Page 6
obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate. New York Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees, must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
        The Fund may invest in participation interests purchased from banks in floating or variable rate New York Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. The Fund will not invest more than 10% of the value of the Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
        WHEN-ISSUED SECURITIES. The Fund may purchase New York Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the New York Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase New York Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. New York Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.
       Page 7
        CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF NEW YORK AND NEW YORK CITY. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved during recent fiscal years, although there can be no assurance that new York will not face substantial budget gaps in future years. The bond ratings of various state general obligation and agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees have been lowered in the past, reflecting the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region.
You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the SAI.
        LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental investment restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.
        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers.
          Page 8
However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, among other requirements, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified.
        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
        The Fund may invest without limit in New York Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in New York
State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history.
        MASTER/FEEDER OPTION. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                          MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager pursuant to an Investment Management Agreement with the Fund dated December 8, 1995 (the "Investment Management Agreement"). Prior thereto, Dreyfus provided investment advisory services to the Fund pursuant to a prior investment management agreement (the "Prior Management Agreement"). Under the Investment Management Agreement, Dreyfus, subject to the overall authority of the Board of Trustees of The Trust in accordance with Massachusetts law, supervises and assists in the overall management of the Fund's affairs. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
          Page 9
        Under the terms of the Prior Management Agreement, which was terminated on December 8, 1995, the Fund agreed to pay Dreyfus a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets. Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .45% of the Fund's average daily net assets less certain expenses described below. Dreyfus has agreed to limits its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35% of the Fund's average daily net assets for the period from December 8, 1995 through December 7, 1996. In addition, the Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's transfer agent and that the fee payable by the Fund to Dreyfus is not reduced by the amount of these charges payable to the transfer agent. Under the Investment Management Agreement, Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by the Fund. From April 4, 1994 to October 17, 1994, the Fund was advised by Mellon Bank under the Prior Management Agreement.
        For the fiscal year ended June 30, 1995, the Fund paid Mellon Bank or Dreyfus .35% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees) pursuant to the Prior Management Agreement.
        For the fiscal year ended June 30, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.35% of the Fund's average daily net assets.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


        Dreyfus may pay the distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
           Page 10
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Funds' custodian. Dreyfus Transfer, Inc., (One American Express Plaza, Providence, Rhode Island 02903,) a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fees and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will not reduce the management fee payable by the Fund to Dreyfus. By purchasing Fund shares, you are deemed to have consented to this procedure. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
                           HOW TO BUY FUND SHARES
        GENERAL. You can purchase Fund shares without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer or broker, bank or other financial institution (collectively, "Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $25,000. The Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Agent and, if necessary, to reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares as of December 8, 1995). The initial investment must be accompanied by the Fund's Account Application.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subseq uent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
           Page 11
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA # 043419 Dreyfus BASIC New York Municipal Money Market Fund, for purchase of Fund shares in your name.The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4780".
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $1,000 and maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
         Page 12
                             FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, (a) shares (however the same may be named), of other funds managed or administered by Dreyfus which you would otherwise be eligible to purchase; (b) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (c) shares of other funds specified from time to time, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. YOU WILL
BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE OUT OF THE FUND (UNLESS YOU HAVE HELD FUND SHARES AS OF DECEMBER 8, 1995). This fee will be deducted from your account and paid to the Transfer Agent.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the SAI. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
                          HOW TO REDEEM FUND SHARES
GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.
        Page 13
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT (UNLESS YOU HAVE HELD FUND SHARES AS OF DECEMBER 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Agents may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE DREYFUS TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER,
WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR
IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of Fund shareholders as of December 8, 1995) and remains at or below such amount during the notice period. The $5.00 account closeout fee would be charged in such case.
        PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
         Page 14
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS
WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT
THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write (unless you have held Fund shares as of December 8, 1995). In addition, the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption (unless you have held Fund shares as of December 8, 1995), which will be deducted from your account and paid to the Transfer Agent. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.
           Page 15
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege (unless you have held Fund shares as of December 8, 1995).
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
                      PERFORMANCE INFORMATION
        From time to time, the Fund may advertise its yield and tax-equivalent yield. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. It can be expected that these yield figures will fluctuate substantially.
        The Fund's "yield" refers to the income generated by an investment in the Fund's over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's "yield" and "effective yield" may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Any fees charged by an Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.
            Page 16
        The Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings.
Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gains distributions in cash, your distributions will be automatically reinvested in additional Fund Shares at NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.
            Page 17
        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gains distributions and redemp tion proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December
31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                             GENERAL INFORMATION
        The Trust offers shares of beneficial interest of separate investment portfolios without par value (each a "fund"). The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983 under the name The Boston Company Tax-Free Municipal Funds, changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund.
        On December 6, 1995, Fund shareholders approved the Investment Management Agreement which replaced the Prior Management Agreement, effective December 8, 1995. The Investment Management Agreement provides that certain transaction charges be imposed directly on Fund shareholders. See "How to Buy Fund Shares," "Fund Exchanges" and "How to Redeem Fund Shares." Also effective December 8, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund and the Fund's name changed from Dreyfus/Laurel New York Tax-Free Money Fund to Dreyfus BASIC New York Municipal Money Market Fund.
            Page 18
        Each share (regardless of class) has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
         Page 19
DREYFUS
BASIC New York Municipal Money Market Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      316/716p022996

Registration Mark






__________________________________________________________________________

                  THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                               FEBRUARY 29, 1996

__________________________________________________________________________

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") dated February 29,
1996 (referred to herein as the "Prospectus") describing the Dreyfus BASIC
New York Municipal Money Market Fund (formerly, the Dreyfus/Laurel New
York Tax-Free Money Fund) (the "Fund").  To obtain a copy of the
Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                   Call Toll Free 1-800-645-6561
                   In New York City -- Call 1-718-895-1206
                   Outside the U.S. and Canada -- Call 516-794-5452

          The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

          Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                            TABLE OF CONTENTS
                                                                           Page

Management of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . B-2
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . B-9
  (see also in the Prospectus "How to Buy Fund Shares")
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-10
  (see also in the Prospectus "Investment Objective and Policies")
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . B-23
  (see also in the Prospectus "How to Redeem Fund Shares")
Fund Exchanges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-25
Valuation of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-26
Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-27
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-29
  (see also in the Prospectus "Dividends, Other
   Distributions and Taxes")
Description of the Trust . . . . . . . . . . . . . . . . . . . . . . . . . B-30
  (see also in the Prospectus "Investment Objective and Policies")
Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . B-31
Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . B-31
Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . . . . B-32
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . B-32
Appendix A Risk Factors - Investing in
  New York Municipal Obligations . . . . . . . . . . . . . . . . . . . . . B-33
Appendix B - Information about Securities Ratings. . . . . . . . . . . . . B-47



                         MANAGEMENT OF THE TRUST

          The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc. ("Dreyfus Transfer"), a wholly-owned subsidiary of Dreyfus, as transfer agent ("Transfer Agent"). The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional
Information.

          On October 17, 1994, the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of the Fund was changed from Laurel New York Tax-Free Money Fund to Dreyfus/Laurel New York Tax-Free Money Fund. On November 20, 1995, the Fund's name changed from Dreyfus/Laurel New York Tax-Free Money Fund to Dreyfus BASIC New York Municipal Money Market Fund.

Trustees and Officers

          The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each
Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc., and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds").

o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
          President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age:
          80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
          Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
          Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
          January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age:
          52 years old.  Address: 200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
          Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
          Address:  40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Trustee of the Trust; Since 1990, Partner, Reed,
          Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
          Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; From 1988-1989 Director, Rexene Corporation. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital. Age: 73 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
          Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. Managing Partner, Franklin Federal Partners.
          Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o*ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.

o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
          Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

o+ROBERT D. MCBRIDE.  Trustee of the Trust; Director, Chairman, McLouth
          Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
          Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
          Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
          The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.

#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
          Dreyfus/Laurel Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
          Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August
          1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
          1996) of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc.; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel Funds
          Trust and The Dreyfus/Laurel Funds, Inc. (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company, Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March 1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# MARGARET PARDO.  Assistant Secretary of the Trust, The Dreyfus/Laurel
          Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.

#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
          Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 30 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
          Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address:
          200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
          Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 200 Park Avenue, New York, New York 10166.

_____________________________________
*     "Interested person" of the Trust, as defined in the 1940 Act.
o     Member of the Audit Committee.
+     Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by The Dreyfus Corporation.

          No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary, or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" (as defined in the Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.

          The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of January 31, 1996.

          For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                                                             Total
                                                            Pension or                                   Compensation from
                                Aggregate               Retirement Benefits       Estimated Annual       the Trust and Fund
    Name of Board             Compensation from          Accrued as Part of        Benefits Upon          Complex Paid to
      Member                    the Trust#                Fund's Expenses           Retirement             Board Member
----------------------        ---------------------     ---------------------     -----------------      --------------------
Ruth Marie Adams                $ 2,093                       none                     none                      $ 34,750

Francis P. Brennan@               6,642                       none                     none                       110,750

Joseph S. DiMartino**              none                       none                     none                      448,618*

James M. Fitzgibbons              2,031                       none                     none                        33,750

J. Tomlinson Fort**                none                       none                     none                        none

Arthur L. Goeschel                2,093                       none                     none                        34,750

Kenneth A. Himmel                 1,996                       none                     none                        33,000

Arch S. Jeffery**                  none                       none                     none                        none

Stephen J. Lockwood               1,934                       none                     none                        32,000

Robert D. McBride                 2,156                       none                     none                        35,750

John J. Sciullo                   2,093                       none                     none                        34,750

Roslyn M. Watson                  2,156                       none                     none                        35,750



_____________________________
# Amounts required to be paid by the Trust directly to the non-interested Trustees that would be applied to offset a portion of the management fee payable to Dreyfus, are in part paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,192 for the Dreyfus/Laurel Funds.
*         Estimated amount for fiscal year ended June 30, 1995.
** Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended June 30, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery from Dreyfus for serving as a Board member of the Trust were $1,792, $2,156 and $2,156, respectively and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $14,000, $35,750 and $35,750, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $136 for expenses attributable to the Trust's Board meetings ($136 is not included in $1,192 above).
@ The compensation of Francis P. Brennan includes $75,000 by Dreyfus to be the Chairman of the Board.


Management Arrangements

          Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the
Trust dated December 8, 1995. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

          Prior to December 8, 1995, Dreyfus served as investment manager to the Fund pursuant to the prior investment management agreement (the "Prior Management Agreement") with the Trust dated April 4, 1994 and transferred from Mellon Bank to Dreyfus on October 17, 1994.

          Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, Boston Advisors served as investment adviser to the Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and approved by the shareholders of the Fund on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of The Boston Company, Inc. ("TBC"), to Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Prior Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on November 22, 1993, (subject to shareholder approval) and approved by the shareholders of the Fund on March 29, 1994. The Prior Management Agreement became effective on April 4, 1994. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Management Agreement, which was last approved by the Trustees on July 26, 1995.

          The current Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule
12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of .45 of 1% of the Fund's average daily net assets, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. The Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's Transfer Agent and the fee payable by the Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. Under the prior agreement with TBC
Advisors, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.

          The Management Agreement will remain in effect through December 7, 1997 and will continue thereafter from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus.
Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Fund. The Management Agreement will terminate immediately and automatically upon its assignment.

          The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark
N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey
N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.

          As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .45 of 1%. Dreyfus has agreed to limit its fee, or to reimburse the Fund for expenses, to ensure that the Fund's total operating expenses do not exceed .35 of 1% for the period from December 8, 1995 through December 7, 1996. In addition, Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.

          The following table shows the fees paid by the Fund to TBC Advisors or Mellon Bank (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus, pursuant to the Fund's prior investment advisory agreements, during the Fund's 1993, 1994 and 1995 fiscal years:

1995 *                                    1994 * (1)                              1993 **
------                                    ----------                              -------
Fees                         Fees           Fees           Fees             Fees        Fees
Paid (2)                     Waived (3)     Paid (4)       Waived (5)       Paid        Waived (5)
--------                     ----------     ---------      ----------       -----       -----------

$48,800                      $12,400        $27,444        $46,447 (6)      $73,485     $118,669 (7)

_______________________________
* For the fiscal year ended June 30. The Fund changed its fiscal year end from November 30 to June 30.
**        For the fiscal years ended November 30.
(1) Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(2) For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.
(3) Fees paid to Mellon Bank for investment management services for the period from April 4, 1994 to the fiscal year ended June 30, 1994.
(4) Fees paid to TBC Advisors for investment advisory services for the period from December 1, 1993 to April 3, 1993.
(5) TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the Fund from time to time in order to increase the Fund's net income available for distribution to shareholders.
(6)       Includes $22,044 reimbursement by TBC Advisors.
(7)       Included $45,183 reimbursement by TBC Advisors.

          Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1995.

          In addition, under a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Act which was terminated effective December 8, 1995, the Fund paid Dreyfus Service Corporation, a subsidiary of Dreyfus, for shareholder servicing, and the Distributor for shareholder servicing and expenses previously intended to result in the sale of Investor shares, at the annual rate of .25% attributable to its Investor shares. For the year ended June 30, 1995, the Fund paid $20,798 in distribution fees attributable to its Investor shares.


                         PURCHASE OF FUND SHARES

          The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

          Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g. when the NYSE is not open for business), will be credited to the shareholders's Fund account on the second bank business day following such purchase order.

          Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

          The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
For further information about "in-kind" purchases, call 1-800-645-6561.

Federal Law Affecting Mellon Bank

          The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions.
Mellon Bank has been advised by counsel that its activities contemplated under this arrangement are consistent with its statutory and regulatory obligations.

          Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations could prevent
Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities the Trustees would seek an alternative provider(s) of such services.


                          INVESTMENT POLICIES

          The Prospectus discusses the investment objective of the Fund and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Description of Municipal Obligations

          For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "New York Municipal Obligations" shall mean debt obligations issued by the State of New York, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and New York personal income taxes. "Municipal Obligations" and "New York Municipal Obligations" include the following:

Municipal Bonds

          Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

          1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

          2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;
colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

          Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

          1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

          3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

          Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

          Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

          Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

          Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

          There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Fund is subject to the ability of Dreyfus to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.
          Although the Fund intends to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

          If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

Tender Option Bonds

          The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria

          The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's ("S&P") and Moody's Investors
Service, Inc. ("Moody's") represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix B to this Statement of Additional Information.

          After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating Rate and Variable Rate Obligations

          The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

          The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

          The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

          Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

          The Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

          Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be
(a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

          The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

          The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

          The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

          The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1+ or A-1 by S&P;
(3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

          The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

          As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against the Fund's investing more than 10% of the value of its total assets in such securities.

Risk Factors

Special Factors Affecting the Fund

          Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the investment in New
York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New
York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. During the fiscal periods 1992 through 1995, New York recorded balanced budgets on a cash-basis. On a GAAP-basis, the State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million in the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the prior year's cash-based surplus to fund fiscal 1995 operating expenses and the adoption of changes in accounting methodologies by the State Comptroller. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance
Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New
York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review "Appendix
A" which more fully sets forth these and other risk factors.

Investment Restrictions

          The following are fundamental investment restrictions of the Fund. The Fund may not:

          1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

          2. Borrow money or issue senior securities as defined in the Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

          3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

          4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

          5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

          6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

          The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

          The following are non-fundamental investment restrictions of the
Fund:

          1. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

          2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

          3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and
(b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

          4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

          5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

          6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Act.

          7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

          8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

          10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

          If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

          Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund. Non-fundamental investments restrictions may be changed, without shareholder approval, by vote of a majority of the Trust's Board of Trustees at any time.

          In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, pursuant to such commitments, the Fund has undertaken not to invest in oil, gas or other mineral leases.
In addition, the Fund has undertaken not to invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on AMEX or NYSE. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

Portfolio Transactions

          Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

          Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

          Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

          The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

          Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

          For the fiscal years ended June 30, 1995 and June 30, 1994, the Fund paid no stated brokerage commissions.


                         REDEMPTION OF FUND SHARES

          Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $5,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

          Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                   Transfer Agent's
             Transmittal Code                      Answer Back Sign

                 144295                            144295 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion
Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Purchase of Fund Shares-- Dreyfus TeleTransfer Privilege."

          Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

          Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings);
(b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.


                          FUND EXCHANGES

          Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, an investor or the investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer
Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account
Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.
Investors will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent.

          This Privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service may be modified or terminated at any time upon notice to shareholders.


                               VALUATION OF SHARES

          The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining its net asset value. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New
Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day.

          It is the Trust's policy to use its best efforts to maintain the Fund's net asset value per share ("NAV") at a constant value of $1.00.
The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.

          The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 NAV based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by using available market quotations.


                           PERFORMANCE DATA

          From time to time, the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. The Fund may compare its performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

          Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster,
No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S.
News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance.

Yields

          The Fund's yield is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the
Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. For the seven-day period ended June 30, 1995, the Fund's annualized current yields, compounded effective yields, and equivalent taxable yields for its then existing Investor shares and Class R shares were as follows:

7-Day Yield for Period Ended
June 30, 1995

                              Annualized                 Compounded             Equivalent
                              Current Yield              Effective Yield        Taxable Yield*
                              -------------              ---------------        --------------
Investor shares               3.46%                      3.52%                  6.13%

Class R shares                3.71%                      3.78%                  6.57%

          Effective December 8, 1995, the Fund's separate "Investor" and "Class R" designations were eliminated and the Fund became a single class Fund.
For the seven-day period ended December 18, 1995, the Fund's yield was 3.63%, effective yield was 3.70% and equivalent taxable yield* was 6.43%.
These yields reflect the waiver of a portion of the management fee by Dreyfus, without which the Fund's seven-day yield, effective yield and equivalent taxable yield* for the period ended December 18, 1995, would have been 3.53%, 3.59% and 6.25%, respectively. See "Management of the Fund" in the Prospectus.

* Example assumes a Federal marginal tax rate of 36% and a New York State and New York City marginal tax rate of 11.785% (combined effective rate of 43.54%).

          From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                                 TAXES

          The Fund intends to satisfy the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided that the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.

          Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.
Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's
Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

          Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on New York Municipal Obligations will be designated as exempt from the State of New York taxation in the same percentage of the day's dividend as the actual interest on New York
Municipal Obligations earned on that day.

          The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

          The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from New York state and local personal income taxes on exempt-interest income derived from obligations of issuers located in New York, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                        DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28,
1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994 the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal
Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994. On December 8, 1995, the Fund's name was changed from Dreyfus/Laurel New York Tax-Free Money Fund to Dreyfus BASIC
New York Municipal Money Market Fund.

          The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

          Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

          The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

          The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing
Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                       PRINCIPAL SHAREHOLDERS

          As of January 31, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding shares of the Fund: Robert and Harriet Heilbrunn, 1050 5th Avenue, New York, New York 10028, 6.7% record; George A. Niedham, 79 East 79th Street, New York, New York 10021, 5.3% record.


                       CUSTODIAN AND TRANSFER AGENT

          Mellon Bank, which is located at Mellon Bank Center, Pittsburgh, PA 15219, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                      COUNSEL AND INDEPENDENT AUDITORS

          Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

          KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.


                       FINANCIAL STATEMENTS

          The Fund's Annual Report for the fiscal year ended June 30, 1995 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.


                                APPENDIX A

         RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

          The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional
Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

          A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995.

          The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

          The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

          In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.

          This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

          The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

          There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

          On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

          (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

          In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

          State Financial Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balance in 1994-95, as described below.

          New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency
Reserve Fund ("CRF").  The CRF was established in State Fiscal year 1993-
94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary ligation known or anticipated at that time; the opening fund balance in State fiscal year
1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.

          Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

          Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

          The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

          The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

          Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-
95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the contingency reserve fund was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

          Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

          The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted.
The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson Valley continued to lag the rest of the State in economic growth. Approximately 100,000 jobs are believed to have been added during the 1993-94 fiscal year.

          Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million was used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

          During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

          For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.

          After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.

          The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.

          There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.

          Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected. This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.

          During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.

          Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

          The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.

          The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.

          The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt
Service Funds are projected to reach $2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1994-95 fiscal year.

          State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

          In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June
1995.

          State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

          At September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September
30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

          Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies.
These Agencies are discussed below.

          The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed.
From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.

          UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

          The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1994-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

          A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

          In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

          On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.

          There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

          The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

          Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

          Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends.
The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

          Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.

          Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

          Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan.

          (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City's operating results for the fiscal year ending June 30, 1994 were balanced in accordance with GAAP, the twelfth consecutive year in which the City achieved balanced operating results in accordance with GAAP. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

          The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

          In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets.
The State also established the Office of the State Deputy Comptroller
("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

          The City's independently audited operating results for each of its fiscal years from 1981 through 1993 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

          In August 1993, the City adopted and submitted to the Control Board for its review a four-year Financial Plan covering fiscal years 1994 through 1997 (the "Financial Plan"). The Financial Plan was based on the City's fiscal year 1994 expense budget adopted June 14, 1993 as well as certain changes incorporated subsequent to the budget adoption process.
On November 23, 1993, the City adopted and submitted to the Control Board for its review a first quarter modification to the Financial Plan (the "November Modification") incorporating various re-estimates of revenues and expenditures. For fiscal year 1994, the November Modification includes additional resources stemming primarily from the City
Comptroller's fiscal year 1993 annual audit, savings from a reduction in prior years' accrued expenditures, and higher State and Federal aid resulting from claims by the City for reimbursement of various social services costs. These resources were used to fund new needs in the November Modification including higher costs in the uniformed agencies, at the Board of Education (the "BoE") and for certain social services, the unlikelihood of the sale of the Off-Track Betting Corporation (the "OTB"), and lower estimates of miscellaneous and other revenues. After taking these adjustments into account, the November Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31,585 billion. For fiscal years 1995, 1996 and 1997, the November Modification projects budget gaps of $1.730 billion, $2.513 billion and $2.699 billion, respectively. These gaps are higher by about $450 million in fiscal year 1995 and by about $700 million in each of fiscal years 1996 and 1997 than in the Financial Plan, primarily on account of the nonrecurring value of the fiscal year 1994 revenue adjustments, the loss of certain one-time resources funding BoE fiscal year 1994 spending needs, and the reclassification of anticipated State aid from the baseline revenue estimates to the gap-closing program. To offset these larger gaps, the November Modification relies on additional City, State and other actions.

          On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, the panel noted that budget imbalance is likely to be greater than the City now projects by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issue such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

          On December 21, 1993, OSDC issued a report reviewing the November Modification. The report noted that while the outlook for fiscal year
1994 has improved since August, it will be necessary for the City to manage its budget aggressively in order to stay on course for budget balance this year. For fiscal years 1995 through 1997, the report expressed concern that the gaps identified by the City in the November Modification are the largest as a percentage of City-fund revenues that the City has faced at this point in the fiscal year since budget balance in accordance with GAAP was first achieved in fiscal year 1981.

          On December 21, 1993, the staff of the Control Board issued its report on the November Modification. The report states that the plan is now more realistic in terms of the gaps it portrays and the solutions it offers. However, the solutions are mostly limited to fiscal year 1994 while the gap for fiscal year 1995 has been increased by $450 million. Beginning in fiscal year 1995, budget gaps average over $1 billion annually. Therefore, the staff recommends that prompt action to replace many current-year one-shots with recurring savings is critical.

          On February 2, 1994, the Mayor presented to the City Council and the Control Board a mid-year modification to the Financial Plan (the "February Modification"). The February Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31.735 billion, including a general reserve of $81 million. For fiscal years 1995, 1996 and 1997, the February Modification projects gaps of $2.261 billion, $3.167 billion and $3.253 billion, respectively, and assumes no wage and salary increases beyond the expiration of current labor agreements which expire in fiscal years 1995 and 1996. These gaps have grown since November by about $530 million in fiscal year 1995, and $650 million and $550 million in fiscal years 1996 and 1997, respectively, owing in large part to lower estimates of real property tax revenues. To close the budget gap projected for fiscal year 1995, the February Modification includes a gap-closing program that consists of the following major elements: (i) an agency program of $1.048 billion; (ii) fringe benefit and pension savings of $400 million;
(iii) an intergovernmental aid package of $400 million; (iv) a work force reduction program of $144 million; and (v) the assumption of a $234 million surplus roll from fiscal year 1994. Implementation of many of the gap-closing initiatives requires the cooperation of the municipal labor unions, the City Council and the State and Federal governments. The
February Modification also includes a tax reduction program, with most of the financial impact affecting the later years of the Plan period.

          The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

          State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.
The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

          During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                             APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

          The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa --considered as medium grade obligations;
i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

          Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

          Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

          Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

          Description of Standard & Poors ("S&P") Municipal Bond ratings. AAA -
- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

          Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

          Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

          Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

          Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

          Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -
 . The Fund, in accordance with industry practice, recognizes such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

          Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C,"
"C/D," "D," "D/E," and "E") to each issuer that it rates.




                         PORTFOLIO OF INVESTMENTS

DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND                  JUNE 30, 1995


   FACE                                                                 VALUE
  VALUE                                                               (NOTE 1)
               MUNICIPAL BONDS AND NOTES -- 100.1%
               NEW YORK -- 91.1%
               Babylon, New York, Industrial Development
                 Revenue:
$  300,000      3.700% due 04/01/00+                                 $   300,000
   300,000      4.400% due 12/01/24+                                     300,000

   250,000     Broome County, New York, Industrial Development
                 Revenue,
                 4.000% due 12/15/03+                                    250,000

   500,000     Franklin County, New York, Industrial Develop-
                 ment Agency, Series A,
                 4.050% due 07/01/21+                                    500,000

   400,000     Hemstead Town, New York, Series A,
                 5.250% due 03/01/96                                     401,784

   100,000     Jefferson County, New York, Industrial
                 Development Revenue,
                 4.060% due 12/01/12+++                                  100,000

   200,000     Metropolitan Transportation Authority,
                 New York,
                 3.750% due 07/01/21+                                    200,000

   300,000     Monroe County, New York, Industrial
                 Development Agency,
                 3.700% due 10/01/00+                                    300,000

   200,000     Montgomery, New York, Industrial Development
                 Agency, (Service Merchandise),
                 4.000% due 12/31/24+++                                  200,000

   700,000     New York City Municipal Water, Finance Author-
                 ity,
                 4.500% due 06/15/25+                                    700,000

               New York City, New York, General Obligation
                 Bonds:
   100,000      Series A,
                 4.250% due 08/15/23+                                    100,000
   800,000      Series A-6,
                 4.000% due 08/01/18+                                    800,000
   500,000      Series A-9,
                 4.200% due 08/01/18+                                    500,000
                Series B:
   200,000      4.550% due 08/15/21+                                     200,000
   200,000      4.500% due 10/01/21+                                     200,000
   200,000      Series F-3,
                 4.250% due 02/15/13+                                    200,000

               New York City, New York, Housing Development
                 Corporation:
   500,000      3.850% due 07/01/05+                                     500,000
   300,000      4.000% due 02/01/07+                                     300,000
   500,000      3.900% due 12/15/24+                                     500,000
   600,000      3.8000% due 03/15/25+                                    600,000
 1,000,000      Special Obligation-96-A,
                 3.750% due 08/01/15+                                  1,000,000

               New York State Dormitory Authority Revenue:
 1,200,000      3.900% due 07/01/15+                                   1,200,000
   300,000      8.750% due 07/01/15++                                    306,072

               New York State Energy Research & Development
                 Authority, Pollution Control Revenue:
   700,000      3.800% due 10/01/14+++                                   700,000
   100,000      4.550% due 07/01/15+                                     100,000
   250,000      4.100% due 10/15/15++                                    250,000
   300,000      4.600% due 12/01/15++                                    300,000
   500,000      4.100% due 11/01/23+                                     500,000
   700,000      4.650% due 12/01/23++                                    700,000

               New York State Housing Finance Agency:
   500,000      (Liberty),
                 4.000% due 11/01/05+                                    500,000
   500,000      (Sanai School),
                 4.000% due 11/01/14+                                    500,000
   100,000      Series PJ,
                 3.900% due 05/15/15+                                    100,000

               New York State Job Development Authority:
   225,000      3.600% due 03/01/99+++                                   225,000
   400,000      3.650% due 03/01/00+++                                   400,000
   200,000      4.200% due 03/01/07+                                     200,000

 1,300,000     New York State Local Assistance Corporation,
                 Series B,
                 3.700% due 04/01/23+                                  1,300,000

               New York State Medical Care Facility:
 1,050,000      Series C,
                 8.625% due 01/15/06++                                 1,099,062
 1,000,000      King Hospital Project,
                 8.500% due 01/15/22++                                 1,046,061

               New York State Power Authority, Utility Reve-
                 nue:
  500,000        7.400% due 01/01/06++                                   517,453
  400,000        7.375% due 01/01/18++                                   413,802

  500,000      New York State, Series P, General Obligation,
                 4.100% due 07/18/95++                                   500,000

               Niagara County, New York:
  400,000       General Obligation,
                 Series A,
                 4.200% due 11/15/24+                                    400,000
  500,000       Series 94B,
                 4.350% due 08/11/95                                     500,000

  700,000      Niagara Falls, New York, Transportation Author-
                 ity,
                 4.000% due 10/01/19++                                   700,000

  300,000      Onondaga County, New York, Industrial
                 Development Agency,
                 Seymor Project,
                 3.300% due 06/15/97+++                                  300,000

  900,000      Saint Charles County, New York, Industrial De-
                 velopment Authority,
                 4.150% due 10/01/07+                                    900,000

  300,000      Saint Lawrence County, New York, Industrial De-
                 velopment Center,
                 4.000% due 05/01/25+                                    300,000

  700,000      Suffolk County, New York, Industrial Develop-
                 ment Center,
                 3.850% due 01/01/14+                                    700,000

  500,000      Suffolk County, New York, Tax Anticipation
                 Notes,
                 5.250% due 08/15/95                                     500,428

  575,000      Tonawanda, New York,
                 4.210% due 12/21/95                                     575,369

               Triborough Bridge & Tunnel Authority:
  600,000       7.625% due 01/01/14++                                    624,101
  200,000       3.750% due 01/01/24+                                     200,000

1,000,000      Wappingers, New York, Central School District,
                 4.125% due 06/14/96                                   1,004,370

  306,000      West Genesee, New York, Central
                 School District,
                 4.700% due 06/01/96                                     307,766

  600,000      Westchester County, New York,
                 5.000% due 12/14/95                                     601,321

  490,000      White Plains, New York, City School District,
                 4.500% due 06/15/96                                     492,492
                                                                      27,115,081
               ALASKA -- 1.0%
  300,000      Anchorage, Alaska, Higher Education for Pac
                 University,
                 4.500% due 07/01/17+                                    300,000

               PUERTO RICO -- 8.0%
               Puerto Rico Commonwealth, Government
                 Development Bank:
  600,000       3.800% due 12/01/15+                                     600,000
                Commercial Paper:
  700,000       2.800% due 07/17/95++                                    700,000
  500,000       3.900% due 07/20/95++                                    500,000

  100,000      Puerto Rico Commonwealth, Highway and Transpor-
                 tation Authority,
                 3.800% due 07/01/99+                                    100,000

  200,000      Puerto Rico Commonwealth, Industrial Develop-
                 ment: Industrial Control,
                 4.050% due 12/01/15+                                    200,000
  300,000       Pollution Control,
                 4.350% due 12/01/13++                                   300,262
                                                                       2,400,262
                TOTAL INVESTMENTS
                 (Cost $29,815,343*)                      100.1%      29,815,343
                OTHER ASSETS AND LIABILITIES (NET)         (0.1)         (25,877)
                NET ASSETS                                100.0%     $29,789,466

 * Aggregate cost for Federal tax purposes.
 + Variable rate demand bonds are payable upon not more than seven calen-dar days' notice. The interest rate shown reflects the rate currently in effect.
 ++ Put bonds and notes have demand features to mature within one year.
    The interest rate shown reflects the rate currently in effect.
+++ Variable rate demand notes are payable upon not more than 30 calendar days' notice. The interest rate shown reflects the rate currently in effect.

See Notes to Financial Statements.


                   STATEMENTS OF ASSETS AND LIABILITIES

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
ASSETS
Investments, at value
  (Cost $22,367,447, $102,632,371 and
  $29,815,343, respectively) (Note 1)
  See accompanying schedules                       $22,367,447    $102,632,371  $ 29,815,343
Cash                                                   --               13,488       177,364
Interest receivable                                    321,211         636,046       264,116
Receivable for Fund shares sold                      1,042,363       1,559,769        89,796
TOTAL ASSETS                                        23,731,021     104,841,674    30,346,619
LIABILITIES
Payable for investment securities purchased            503,350       3,200,000       493,418
Dividends payable                                        9,772          94,261        20,038
Payable for Fund shares redeemed                       216,722         212,589        22,682
Investment management fee payable (Note 2)              20,307          84,998        16,292
Due to custodian                                         9,353         --            --
Accrued Trustees' fees and expenses (Note 2)               758           3,381           758
Distribution fee payable (Note 3)                        3,182          15,405         3,965
TOTAL LIABILITIES                                      763,444       3,610,634       557,153
NET ASSETS                                         $22,967,577    $101,231,040  $ 29,789,466
NET ASSETS CONSIST OF:
ACCUMULATED NET REALIZED GAIN/
  (LOSS) ON INVESTMENTS SOLD                       $      (233)   $    (51,059)  $       339
PAID-IN CAPITAL                                     22,967,810     101,282,099    29,789,127
TOTAL NET ASSETS                                   $22,967,577    $101,231,040  $ 29,789,466

See Notes to Financial Statements.

             STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS                  JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
NET ASSETS:
Investor Shares                                    $ 15,537,878   $ 75,746,221   $ 21,739,314
Class R Shares                                     $  7,429,699   $ 25,484,819   $  8,050,152
SHARES OUTSTANDING:
Investor Shares                                      15,537,767     75,797,831     21,739,067
Class R Shares                                        7,429,644     25,501,860      8,050,060
NET ASSET VALUE:
INVESTOR SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00
CLASS R SHARES
Net asset value, offering and redemption price
  per share of beneficial interest outstanding     $       1.00   $       1.00   $       1.00

                         STATEMENTS OF OPERATIONS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                    DREYFUS/       DREYFUS/      DREYFUS/
                                                     LAUREL         LAUREL        LAUREL
                                                   CALIFORNIA   MASSACHUSETTS    NEW YORK
                                                    TAX-FREE       TAX-FREE      TAX-FREE
                                                   MONEY FUND     MONEY FUND    MONEY FUND
INVESTMENT INCOME:
Interest                                            $ 973,443     $ 4,113,322    $ 511,298
EXPENSES
Investment management fee (Note 2)                     90,816         397,565       48,800
Distribution fee (Note 3)                              38,346         222,784       20,798
Trustees' fees and expenses (Note 2)                    2,069           9,343        1,308
Total expenses                                        131,231         629,692       70,906
NET INVESTMENT INCOME                                 842,212       3,483,630      440,392
NET REALIZED GAIN
  ON INVESTMENTS (Note 1)
Net realized gain on investments sold during
  the period                                                6             977          349
NET INCREASE IN NET ASSETS RESULTING FROM OPER-
  ATIONS                                            $ 842,218     $ 3,484,607    $ 440,741

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR ENDED JUNE 30, 1995


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                    MONEY FUND     MONEY FUND     MONEY FUND
Net investment income                              $    842,212   $   3,483,630  $    440,392
Net realized gain on investments sold during
  the year                                                    6             977           349
Net increase in net assets resulting from oper-
  ations                                                842,218       3,484,607       440,741
Distributions to shareholders from net invest-
  ment income:
   Investor shares                                    (468,028)     (2,605,776)     (248,024)
   Class R shares                                     (374,184)       (877,854)     (192,368)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor shares                                  (1,631,735)    (10,764,289)   13,727,989
   Class R shares                                   (2,316,810)      5,659,254     2,591,101
Net increase/(decrease) in net assets               (3,948,539)     (5,104,058)   16,319,439
NET ASSETS:
Beginning of year                                    26,916,116     106,335,098    13,470,027
End of year                                        $ 22,967,577   $ 101,231,040  $ 29,789,466

                    STATEMENTS OF CHANGES IN NET ASSETS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

FOR THE YEAR OR PERIOD ENDED JUNE 30, 1994


                                                     DREYFUS/       DREYFUS/       DREYFUS/
                                                      LAUREL         LAUREL         LAUREL
                                                    CALIFORNIA   MASSACHUSETTS     NEW YORK
                                                     TAX-FREE       TAX-FREE       TAX-FREE
                                                   MONEY FUND*     MONEY FUND    MONEY FUND*
Net investment income                              $    346,378   $   2,167,350  $    204,215
Net realized loss on investments sold during
  the year                                                  --          (1,311)      --
Net increase in net assets result from opera-
  tions                                                 346,378       2,166,039       204,215
Distributions to shareholders from net invest-
  ment income:
   Investor Shares                                    (198,324)     (1,317,812)     (124,785)
   Trust Shares                                       (118,164)       (371,662)      (78,946)
   Institutional Shares                                (29,890)       (477,876)         (484)
Net increase/(decrease) in net assets from Fund
  share transactions (Note 4):
   Investor Shares                                  (3,450,010)    (21,462,072)   (1,409,966)
   Trust Shares                                      3,338,359         186,693    (2,241,040)
Net decrease in net assets                            (111,651)    (21,276,690)   (3,651,006)
NET ASSETS:
Beginning of year                                    27,027,767     127,611,788    17,121,033
End of year (including undistributed net in-
  vestment income of $399 for the Dreyfus/Laurel
  California Tax-Free Money Fund)                  $ 26,916,116   $ 106,335,098  $ 13,470,027

* The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

See Notes to Financial Statements.





                   [This Page Intentionally Left Blank]





FINANCIAL HIGHLIGHTS

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*


Reference is made to Page 5 of the Fund's Prospectus dated February 29, 1996.


See Notes to Financial Statements.



















NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), The Dreyfu-s/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust and The Dreyfus/Lau-rel Investment Series (collectively, "The Dreyfus/Laurel Funds") are all registered open-end investment companies that are part of The Dreyfus Fam-ily of Funds. The Trust is an investment company which consists of seven funds: the Dreyfus/Laurel California Tax-Free Money Fund, the Dreyfus/Lau-rel Massachusetts Tax-Free Money Fund, the Dreyfus/Laurel New York Tax-Free Money Fund (collectively, the "Money Funds") (individually, the "Fund"), the Premier Limited Term California Municipal Fund, the Premier Limited Term Massachusetts Municipal Fund, the Premier Limited Term New York Municipal Fund and the Premier Limited Term Municipal Fund. This re-port contains financial statements for the Money Funds. The Trust is a Massachusetts business trust and is registered with the Securities and Ex-change Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Money Funds currently offer two classes of shares: Investor shares and Class R shares (effective October 17, 1994, the Trust shares were redesignated Class R shares). Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. ("Mellon Bank") and its affiliates) acting on behalf of custom-ers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has iden-tical rights and privileges, except with respect to the distribution fees and voting rights on matters affecting a single class. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) PORTFOLIO VALUATION:

Portfolio securities are valued on the basis of amortized cost in accor-dance with Rule 2a-7 of the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a con-stant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the in-strument.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated based upon the rel-ative average daily net assets of each class of shares.

(C) DISTRIBUTIONS TO SHAREHOLDERS:

Each Fund declares dividends from net investment income on a class level on each day the Fund is open for business and pays such dividends no later than the first business day of the next month. Each Fund may distribute net realized capital gains on a Fund level, if any, annually or more fre-quently to maintain its net asset value of $1.00 per share. Each Fund may be subject to a 4.00% nondeductible excise tax for certain undistributed amounts of net investment income and capital gain. Each Fund expects to make additional distributions to avoid the application of the excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment se-curities held by the Fund, timing differences and the differing character-ization of distributions made by the Fund as a whole. Permanent differ-ences on the Massachusetts Tax-Free Money Fund incurred during the year ended June 30, 1995, which resulted from an expiration of capital loss carryforward have been reclassified to paid-in capital at year end.

(D) EXPENSE ALLOCATION

Expenses of each Fund not directly attributable to the operations of any class of shares are prorated between the classes based upon the relative average daily net assets of each class. Distribution expense is directly attributable to a particular class of shares and is charged only to that class' operations.

(E) FEDERAL INCOME TAXES:

It is policy of each Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by com-plying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, TRUSTEES' FEE AND OTHER PARTY TRANSACTIONS

Effective as of October 17, 1994, the Trust's investment management agree-ment with Mellon Bank was transferred to The Dreyfus Corporation (the "Manager"), a wholly-owned subsidiary of Mellon Bank. The Manager pro-vides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Trust. The Manager also directs the investments of each Fund in accordance with its investment objective, policies and limita-tions. For these services, each Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 0.35% of the value of that Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of each Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraor-dinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to each Fund's allocable portion of fees and expenses of the non- interested Trustees (including counsel).

Prior to October 17, 1994, Mellon Bank served as the Trust's investment manager pursuant to the investment management agreement described above.

Prior to September 23, 1994, Frank Russell Investment Management Company (the "Administrator") served as each Fund's administrator and provided, pursuant to an administration agreement, various administrative and corpo-rate secretarial services to each Fund. Mellon Bank, as investment man-ager, paid the Administrator's fee out of the management fee described above.

Prior to October 17, 1994, Funds Distributor, Inc. served as distributor of the Trust's shares. Effective as of October 17, 1994, Premier Mutual Fund Services, Inc. ("Premier") serves as the Trust's distributor. Premier also serves as the Trust's sub-administrator and, pursuant to a sub-administration agreement with the Manager, provides various administrative and corporate secretarial services to the Trust.

No officer or employee of Premier (or of any parent, subsidiary or affili-ate thereof) receives any compensation from The Dreyfus/Laurel Funds for serving as an officer or Director or Trustee of The Dreyfus/Laurel Funds. In addition, no officer or employee of the Manager (or of any parent, sub-sidiary or affiliate thereof) serves as an officer or Director or Trustee of The Dreyfus/Laurel Funds. The Dreyfus/Laurel Funds pay each Director or Trustee who is not an officer or employee of Premier (or any parent, sub-sidiary or affiliate thereof), or of the Manager $27,000 per annum, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended, and reimburse each Director or Trustee for travel and out-of-pocket expenses.

3. DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, each Fund may pay annually up to 0.25% of the value of the average daily net assets attributable to its Investor shares to compensate Premier and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and Premier for activities and expenses primarily in-tended to result in the sale of Investor shares. Class R shares bear no distribution fee.

Under its terms, the Plan shall remain in effect from year to year, pro-vided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

4. SHARES OF BENEFICIAL INTEREST

The Trust has the authority to issue an unlimited number of shares of ben-eficial interest of each class in each separate series, without par value. The Trust offers two classes of shares of the Money Funds.

The tables below summarize transactions in Fund shares for the years or periods indicated. Because each of the Money Funds has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a con-stant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 32,912,720        $ 22,619,988
Issued as reinvestment of dividends and
  distributions                                    462,650             225,575
Redeemed                                       (35,007,105)        (26,295,573)
Net decrease                                  $ (1,631,735)       $ (3,450,010)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $ 32,480,825        $10,968,762
Issued as reinvestment of dividends and
  distributions                                     265,428             65,613
Redeemed                                        (35,063,063)        (7,696,016)
Net increase/(decrease)                        $  (2,316,810)      $  3,338,359

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $8,676,000 of subscriptions, $28,427 of reinvestments and $8,004,712 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND

                                               YEAR ENDED          YEAR ENDED
                                              JUNE 30, 1995      JUNE 30, 1994+#
INVESTOR SHARES:
Sold                                          $ 130,450,064       $ 139,311,367
Issued as reinvestment of dividends and
  distributions                                   1,980,170           1,217,369
Redeemed                                       (143,194,523)       (161,990,808)
Net decrease                                  $ (10,764,289)      $ (21,462,072)



                                                YEAR ENDED          YEAR ENDED
                                             JUNE 30, 1995##       JUNE 30, 1994
CLASS R SHARES:
Sold                                           $ 81,076,293        $ 66,966,216
Issued as reinvestment of dividends and
  distributions                                     513,180             112,247
Redeemed                                        (75,930,219)        (66,891,770)
Net increase                                   $  5,659,254        $     186,693

 + Amounts include $50,504,187 of subscriptions, $63,928 of reinvestments and $60,326,788 of redemptions for the Institutional Class up to April 4, 1994.
 # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust Shares were redesignated Class R shares.

DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND

                                               YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995      JUNE 30, 1994*+#
INVESTOR SHARES:
Sold                                          $ 23,865,192        $  4,170,313
Issued as reinvestment of dividends and
  distributions                                    240,333            123,051
Redeemed                                       (10,377,536)        (5,703,330)
Net increase/(decrease)                       $ 13,727,989        $(1,409,966)



                                                YEAR ENDED         PERIOD ENDED
                                             JUNE 30, 1995##      JUNE 30, 1994*
CLASS R SHARES:
Sold                                           $10,336,048         $  3,604,985
Issued as reinvestment of dividends and
  distributions                                     44,938               3,922
Redeemed                                        (7,789,885)         (5,849,947)
Net increase/(decrease)                        $  2,591,101        $(2,241,040)

 * The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
 + Amounts include $11,467 of subscriptions, $468 of reinvestments and
   $9,120 of redemptions for the Institutional Class up to April 4, 1994. # Effective April 4, 1994 the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor shares. ## On October 17, 1994, the Trust shares were redesignated Class R shares.

5. CAPITAL LOSS CARRYFORWARD

As of June 30, 1995, the California Tax-Free Money Fund had available for Federal tax purposes unused capital loss carryforwards of $233 expiring in the year 2000, the Massachusetts Tax-Free Money Fund had unused capital loss carryforwards of $51,059 expiring in the year 2002.

6. CONCENTRATION OF CREDIT

Each Fund invests primarily in debt obligations issued by the Fund's re-spective state (ie. California, Massachusetts, or New York) and its polit-ical subdivisions, municipalities, agencies and public authorities who ob-tain funds for various public purposes. Each Fund is more susceptible to factors adversely affecting issuers of its respective state municipal se-curities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

                       INDEPENDENT AUDITORS' REPORT

KPMG

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statements of assets and liabilities, in-cluding the portfolio of investments, of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds (formerly the Laurel Tax-Free Municipal Funds) as of June 30, 1995, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for Investor and Class R shares for each of the years in the two-year period then ended for the Massachusetts Tax-Free Money Fund and for the year ended June 30, 1995 and for the period from December 1, 1993 to June 30, 1994 for the California Tax-Free Money Fund and New York Tax-Free Money Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsi-bility is to express an opinion on these financial statements and finan-cial highlights based on our audits. The financial highlights presented for each of the years or periods ended June 30, 1993 or prior for the Mas-sachusetts Tax-Free Money Fund and for each of the years or periods ended November 30, 1993 or prior for the California Tax-Free Money Fund and New York Tax-Free Money Fund were audited by other auditors whose reports thereon, dated August 11, 1993 and January 18, 1994, expressed an unquali-fied opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and fi-nancial highlights are free of material misstatement. An audit also in-cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Tax-Free Money Fund, Massachusetts Tax-Free Money Fund and New York Tax-Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1995, the results of their operations for the year then ended and the change in their net assets and financial highlights for each of the years or periods in the two-year period ended June 30, 1995 in conformity with generally accepted accounting Principles.



                                                     KPMG Peat Marwick LLP

Boston, Massachusetts
August 18, 1995






THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
(formerly The Laurel Tax-Free Municipal Funds)

PART C
OTHER INFORMATION

      Item 24.   Financial Statements and Exhibits
                 ---------------------------------
            (a)  Financial Statements:

            Included in Part A:

            Financial Highlights for each of the periods indicated therein.

            Included in Part B:

            The following are incorporated by reference to the Registrant's Annual Report to Shareholders (filed September 8, 1994) and the Registrant's Semi Annual Report for the fiscal year ending
            June 30, 1995:

                 -     Reports of Independent Auditors
                 -     Portfolios of Investments
                 -     Statements of Assets and Liabilities
                 -     Statements of Operations
                 -     Statements of Changes in Net Assets
                 -     Notes to Financial Statements

             (b) Exhibits:

            1(a) Third Amended and Restated Master Trust Agreement filed
                 January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

            1(b) Amendment No. 1 to the Third Amended and Restated Master
                 Trust Agreement filed on May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

            1(c) Amendment No. 2 to the Third Amended and Restated Master
                 Trust Agreement filed on February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            1(d) Amendment No. 3 to the Third Amended and Restated Master
                 Trust Agreement filed on March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            1(e) Amendment No. 4 to the Third Amended and Restated Master
                 Trust Agreement. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

            1(f) Amendment No. 5 to the Third Amended and Restated Master
                 Trust. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

            2 By-Laws of the Trust, incorporated by reference to the Registrant's Registration Statement (No. 33-43845), filed on July 3, 1985 (the "Registration Statement").

            3    Not Applicable.

            4    Specimen security.  To be filed by amendment.

            5(a) Investment Management Agreement between the Registrant and
                 Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A.
                 and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated
                 April 4, 1994).  Incorporated by reference to
                 Post-Effective Amendment No. 33 filed on December 19, 1994.

            6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            7    Not Applicable.

            8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

            8(b) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston
                 Safe Deposit and Trust Company, dated April 4, 1994, incorporated by reference to Post-Effective Amendment
                 No. 30, filed on October 11, 1994.

            8(c) Amendment to Custody and Fund Accounting Agreement, dated
                 August 1, 1994,incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

            9(a) Transfer Agent Agreement between the Registrant and Boston
                 Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.), incorporated by reference to Post-Effective Amendment No. 10, filed on February 24, 1984.

            9(b) Supplement to Transfer Agent Agreement relating to the
                 Tax-Free Bond Fund and the Massachusetts Tax-Free Bond Fund, dated September 3, 1985, incorporated by reference to Post-Effective Amendment No. 9, filed on November 23, 1987.

            9(c) Supplement to Transfer Agent Agreement relating to the
                 California Tax-Free Money Fund, the California Tax-Free Bond Fund, the New York Tax-Free Money Fund and the New York Tax-Free Bond Fund, dated January 28, 1988, incorporated by reference to Post-Effective Amendment No. 10, filed on January 28, 1988.

            9(d) Supplement to Transfer Agent Agreement for the Registrant,
                 dated June 1, 1989, incorporated by reference to Post-Effective Amendment No. 14, filed on September 5, 1989.

            9(e) Supplement to Transfer Agent Agreement for the Registrant,
                 dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

            10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment Number 34 filed on December 28, 1994. Consent of Counsel is Filed herewith.

            11(a) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.


            11(b)      Consent of KPMG Peat Marwick LLP.


            12   Not Applicable.

            13   Not Applicable.

            14   Not Applicable.

            15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            15(b) Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

            16 Performance Information, incorporated by reference to Post-Effective Amendment No. 12, filed on September 1, 1988.

            18 Rule 18f-3 Plans dated April 26, 1995, incorporated by reference to Post-Effect Amendment No. 36, filed on May 16, 1995.

      Other Exhibits
      ______________

            (a) Powers of Attorney of the Trustees and Officers dated April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 36.

      Item 25.   Persons Controlled by or under Common Control with
                 Registrant
                 --------------------------------------------------
                 Not applicable.

      Item 26.   Number of Holders of Securities
                 -------------------------------

                 Set forth below are the number of recordholders of securities of each series of the Registrant as of January 31, 1996:


                                        Number of Record Holders
Title of Class                Investor Class
--------------                --------------
Dreyfus BASIC New York            316
Municipal Money Market Fund
Dreyfus BASIC California          240
Municipal Money Market Fund

      Item 27.   Indemnification
                 ---------------

            Under a provision of the Registrant's Third Amended and Restated Master Trust Agreement ("Master Trust Agreement"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that such Trustee or officer did not act in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant or acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Master Trust Agreement.


      Item 28.   Business and Other Connections of Investment Adviser
                 ----------------------------------------------------

            Investment Adviser -- The Dreyfus Corporation

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.



Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund



(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Margaret Pardo++          Legal Assistant                    Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                One American Express Plaza
                Providence, Rhode Island 02903

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Tax-Free Municipal Funds (formerly, The Laurel Tax-Free Municipal Funds) has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of February, 1996.


                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS


          BY:  /s/Marie E. Connolly*
               Marie E. Connolly, President



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signatures                        Title                       Date
________________________     ______________________________     __________

/s/Marie E. Connolly*          President, Treasurer                02/29/96
Marie E. Connolly


/s/Francis P. Brennan*         Trustee,                            02/29/96
Francis P. Brennan             Chairman of the Board


/s/Ruth Marie Adams*           Trustee                             02/29/96
Ruth Marie Adams


/s/Joseph S. DiMartino*        Trustee                             02/29/96
Joseph S. DiMartino


/s/James M. Fitzgibbons*       Trustee                             02/29/96
James M. Fitzgibbons


/s/Kenneth A. Himmel*          Trustee                             02/29/96
Kenneth A. Himmel


/s/Stephen J. Lockwood*        Trustee                             02/29/96
Stephen J. Lockwood


/s/Roslyn M. Watson*           Trustee                             02/29/96
Roslyn M. Watson


/s/J. Tomlinson Fort*          Trustee                             02/29/96
J. Tomlinson Fort


/s/Arthur L. Goeschel*         Trustee                             02/29/96
Arthur L. Goeschel


/s/Arch S. Jeffery*            Trustee                             02/29/96
Arch S. Jeffery


/s/Robert D. McBride*          Trustee                             02/29/96
Robert D. McBride


/s/John Sciullo*               Trustee                             02/29/96
John Sciullo




*By: /s/Eric B. Fischman
     Attorney-in-Fact